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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22260

RMR REAL ESTATE INCOME FUND
(Exact name of registrant as specified in charter)

TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service)	Copy to:
Adam D. Portnoy, President	Michael K. Hoffman, Esq.
RMR Real Estate Income Fund	Skadden, Arps, Slate, Meagher & Flom LLP
Two Newton Place	4 Times Square
255 Washington Street, Suite 300	New York, New York 10036-6522
Newton, Massachusetts 02458
Julie A. Tedesco, Esq. State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, Massachusetts 02116

Registrant's telephone number, including area code: (617) 332-9530
Date of fiscal year end: December 31
Date of reporting period: June 30, 2012

Item 1.    Reports to Stockholders.

SEMI-ANNUAL REPORT JUNE 30, 2012

RMR Real Estate Income Fund

NOTICE CONCERNING INFORMATION CONTAINED IN THIS REPORT

  •
  ON JANUARY 20, 2012, OLD RMR REAL ESTATE INCOME FUND MERGED WITH AND INTO RMR ASIA PACIFIC REAL ESTATE FUND. IN CONNECTION WITH THE MERGER, RMR ASIA PACIFIC REAL ESTATE FUND CHANGED ITS FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS TO BE IDENTICAL TO THOSE OF OLD RMR REAL ESTATE INCOME FUND. SINCE JANUARY 20, 2012, RMR ASIA PACIFIC REAL ESTATE FUND HAS INVESTED IN SECURITIES ISSUED BY U.S. REAL ESTATE INVESTMENT TRUSTS AS WELL AS OTHER U.S. SECURITIES AND HAS BEEN NAMED RMR REAL ESTATE INCOME FUND.

  •
  PERFORMANCE DATA IS HISTORICAL AND REFLECTS HISTORICAL EXPENSES AND HISTORICAL CHANGES IN NET ASSET VALUE, AS WELL AS FLUCTUATIONS IN THE FINANCIAL MARKETS AND THE COMPOSITION OF THE FUND'S PORTFOLIO. PERFORMANCE DATA FOR RMR REAL ESTATE INCOME FUND PRIOR TO JANUARY 20, 2012 REFLECTS THE PERFORMANCE OF OLD RMR REAL ESTATE INCOME FUND, WHICH WAS MERGED INTO RMR ASIA PACIFIC REAL ESTATE FUND ON JANUARY 20, 2012. HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RESULTS.

  •
  IF RMR ADVISORS, INC., OR RMR ADVISORS, OR THE ADVISOR, HAD NOT WAIVED FEES DURING CERTAIN PERIODS, THE FUND'S RETURNS WOULD HAVE BEEN REDUCED.

  •
  THE FUND IS A CLOSED END INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 WHOSE COMMON SHARES ARE TRADED ON A NATIONAL SECURITIES EXCHANGE. INVESTORS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES BEFORE PURCHASING ANY SHARES OF THE FUND. AN INVESTMENT IN THE FUND'S SHARES IS SUBJECT TO MATERIAL RISKS.

  •
  FOR MORE INFORMATION ON THE FUND PLEASE VISIT WWW.RMRFUNDS.COM, CALL OUR INVESTOR RELATIONS GROUP AT (866)-790-8165 OR REFER TO THE FUND'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE AVAILABLE AT WWW.SEC.GOV.

NOTICE CONCERNING LIMITED LIABILITY

THE AGREEMENT AND DECLARATION OF TRUST OF RMR REAL ESTATE INCOME FUND, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED AT THE PRINCIPAL OFFICE OF THE FUND, PROVIDE THAT THE NAME "RMR REAL ESTATE INCOME FUND" REFERS TO THE TRUSTEES UNDER THE AGREEMENT AND DECLARATION OF TRUST COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE FUND SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE FUND. ALL PERSONS DEALING WITH THE FUND IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF THE FUND FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

 NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP

THE AGREEMENT AND DECLARATION OF TRUST OF RMR REAL ESTATE INCOME FUND CONTAINS PROVISIONS WHICH LIMIT OWNERSHIP BY ANY SHAREHOLDER OR GROUP OF SHAREHOLDERS WHO ARE AFFILIATED OR ACTING TOGETHER TO 9.8% OF THE TOTAL SHARES, OR ANY CLASS OR SERIES OF SHARES, OUTSTANDING OF RMR REAL ESTATE INCOME FUND.

To our shareholders,

On January 20, 2012, Old RMR Real Estate Income Fund ("Old RIF") merged with RMR Asia Pacific Real Estate Fund ("RAP"). As a matter of legal mechanics, Old RIF merged into RAP, but the substantive effect of the merger was as if RAP had merged into Old RIF. In connection with the merger, RAP's fundamental and non-fundamental investment objectives, policies and restrictions, as well as RAP's investment advisory arrangements, were changed so that RAP's fundamental and non-fundamental investment objectives, policies and restrictions, as well as RAP's investment advisory arrangements, became identical to those of historical Old RIF. In connection with the merger, RAP changed its name to "RMR Real Estate Income Fund" and it assumed the ticker symbol "RIF" on the NYSE MKT.

In the pages that follow, you will find data summarizing the Fund's financial results for the six months ended June 30, 2012 and financial position as of June 30, 2012.

RMR REAL ESTATE INCOME FUND

Relevant Market Conditions

Real Estate Industry Fundamentals.    In the first three months of 2012, economic indicators seemed to imply that a recovery in the U.S economy was well underway. Employment growth averaged close to 226,000 new jobs per month, the housing market showed signs of stabilization and manufacturing activity was improving. Economic data in the second quarter, however, indicated that economic activity in the U.S. had begun to decelerate. Many companies seemed to slow hiring and capital spending because of uncertainty about the European debt crisis, slower economic growth in China and concerns about the negative impact that automatic spending cuts and tax increases set to take place in 2013 might have on the U.S. economy. Employment growth during the second quarter slowed to an average of 75,000 new jobs per month.

Despite a slowing U.S. economy, commercial real estate fundamentals have remained stable across most property types. With new supply growth well below historical levels, even slowly improving demand for commercial real estate has improved financial results for many existing properties. Owners of retail properties, particularly high end mall operators, have benefitted from strong retail sales by tenants resulting in higher rents and increased demand for space. Apartment REITs seem to be able to increase rents, perhaps because some would be home buyers have been deterred by reports of declining home prices or difficulty obtaining mortgage financing. Demand for office space, on the other hand, has remained weak, particularly for suburban office space as companies continue to reduce space per employee to maximize productivity and because of the slow growth in employment; some office landlords are facing declining rents as leases signed five to seven years ago need to be re-negotiated.

Real estate companies were very active in the capital markets during the first half of 2012 with about $26 billion of capital raised, including $11 billion in common equity capital, $10 billion in debt capital and about $5 billion of preferred capital. The retail REIT sector was the most active property type in terms of capital raised during the first six months of 2012, with approximately $6 billion raised, followed by the health care REITs with close to $5.6 billion raised.

Real Estate Securities Technicals.    The market for REIT shares posted a total return (i.e. share price changes and dividends combined) of 14.9% during the first six months of 2012, outperforming the S&P 500's total return of 9.5%.

In the first three months of the year, the S&P 500, up 12.6% on a total return basis, outperformed the REIT market's total return of 10.7%, as economic data seemed to point to an improving U.S. economy.

During the second quarter, however, REITs managed to outperform the S&P 500 on concerns about a slowing U.S. economy, the European debt crisis and slowing growth in China and other emerging economies such as Brazil and India. Because of their dividends, REITs are typically favored by investors in a slow growth, low interest rate economic environment. Year to date fund flows are at a record high with approximately $8.5 billion coming into real estate dedicated funds.

The REIT sectors with the highest returns during the first six months of 2012 were the regional mall and industrial sectors with total returns of 22.1% and 19.0%, respectively. The REIT sectors with the lowest returns during the first six months of 2012 were the apartment and self storage sectors with total returns of 9.5% and 11.9%, respectively.

Fund Strategies, Techniques and Performance

Our primary investment objective is to earn and pay a high level of current income to our common shareholders by investing in real estate companies, including REITs. Our secondary investment objective is capital appreciation. There can be no assurances that we will meet our investment objectives.

Following the merger of Old RIF with RAP on January 20, 2012, together with the change in investment strategy, as noted above, we began to divest the Fund of its Asia Pacific securities and focus our investment program on the U.S. real estate sector. During the six months ended June 30, 2012, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was 18.0%. During that same period, the total return for the MSCI U.S. REIT Total Return Index (an unmanaged index of REIT common stocks) was 14.9%.

The Fund's outperformance versus the MSCI U.S. REIT Total Return Index during the first six months of 2012 was primarily due to a higher concentration of hotel REIT preferred securities in the Fund's portfolio versus in the Index. Most of the Fund's investments in hotel REIT preferred securities outperformed the REIT common equity securities market during the first six months of 2012.

On May 23, 2012, we announced an increase in the Fund's regular quarterly distribution to common shareholders from $0.21 per common share per quarter to $0.25 per common share per quarter. This dividend represented a 19% increase over the first quarter dividend.

On June 14, 2012, the Fund entered into a new $50 million revolving credit facility with BNP Paribas Prime Brokerage, Inc. ("BNP"). The new credit facility requires the Fund to pay interest at LIBOR plus 95 basis points and it has a 270 day rolling term that resets daily. We used a portion of the borrowings under the new credit facility to repay and subsequently terminate the Fund's then existing $10 million revolving credit facility. The old credit facility had an interest rate of LIBOR plus 275 basis points. We used the balance of the borrowings available under the new credit facility to invest in securities of U.S. real estate companies and for general working capital and Fund business purposes.

Thank you for your continued support.

Sincerely,

Adam D. Portnoy
President
August 17, 2012

Portfolio holdings by sub-sector as a percentage of investments
(as of June 30, 2012)* (unaudited)

RMR Real Estate Income Fund

REITs
Lodging/Resorts	19%
Shopping Centers	12%
Diversified	12%
Office	11%
Apartments	10%
Others, less than 10% each	27%

Total REITs	91%
Other	9%

Total investments	100%

Portfolio holdings by type of security (as of June 30, 2012)* (unaudited)

Common securities	59%
Preferred securities	38%
Other, including short term investments	3%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector or type of security as a percentage of total portfolio holdings based on fair value and do not match the percentages included in the Portfolio of Investments schedule which represents the Fund's portfolio holdings by sub-sector or type of security as a percentage of the Fund's net assets.

RMR Real Estate Income Fund
Portfolio of Investments – June 30, 2012 (unaudited)

Company	Shares	Value

COMMON STOCKS – 85.3% REAL ESTATE INVESTMENT TRUSTS – 79.4%
APARTMENTS – 13.7%
American Campus Communities, Inc. (a)	20,900	$940,082
Apartment Investment & Management Co. (a)	28,745	776,977
Associated Estates Realty Corp. (a)	184,778	2,762,431
AvalonBay Communities, Inc. (a)	25,575	3,618,351
BRE Properties, Inc. (a)	24,800	1,240,496
Colonial Properties Trust (a)	57,800	1,279,692
Education Realty Trust, Inc. (a)	6,737	74,646
Equity Residential (a)	84,000	5,238,240
Essex Property Trust, Inc. (a)	10,500	1,616,160
Home Properties, Inc. (a)	8,000	490,880
Mid-America Apartment Communities, Inc. (a)	20,100	1,371,624
Post Properties, Inc. (a)	14,600	714,670
UDR, Inc. (a)	39,000	1,007,760

		21,132,009
DIVERSIFIED – 9.0%
CapLease, Inc.	149,498	620,417
Cousins Properties, Inc. (a)	46,833	362,956
Digital Realty Trust, Inc. (a)	22,100	1,659,047
DuPont Fabros Technology, Inc. (a)	16,000	456,960
Entertainment Properties Trust (a)	83,650	3,438,852
Investors Real Estate Trust	25,700	203,030
Lexington Realty Trust (a)	219,058	1,855,421
One Liberty Properties, Inc.	50,000	941,500
Vornado Realty Trust (a)	39,335	3,303,353
Washington Real Estate Investment Trust (a)	33,500	953,075

		13,794,611
FREE STANDING – 3.5%
Agree Realty Corp.	7,700	170,401
Getty Realty Corp. (a)	22,000	421,300
National Retail Properties, Inc. (a)	134,400	3,802,176
Realty Income Corp. (a)	23,900	998,303

		5,392,180
HEALTH CARE – 13.1%
HCP, Inc. (a)	116,530	5,144,800
Health Care REIT, Inc. (a)	24,200	$1,410,860
Healthcare Realty Trust, Inc. (a)	13,000	309,920
LTC Properties, Inc. (a)	42,300	1,534,644
Medical Properties Trust, Inc. (a)	289,320	2,783,258
National Health Investors, Inc. (a)	47,958	2,442,021
OMEGA Healthcare Investors, Inc. (a)	12,200	274,500
Sabra Health Care REIT, Inc. (a)	47,100	805,881
Ventas, Inc. (a)	86,397	5,453,379

		20,159,263
INDUSTRIAL – 2.8%
DCT Industrial Trust, Inc. (a)	169,800	1,069,740
EastGroup Properties, Inc. (a)	13,300	708,890
First Potomac Realty Trust (a)	15,000	176,550
ProLogis, Inc. (a)	43,088	1,431,814
STAG Industrial, Inc. (a)	59,709	870,557

		4,257,551
LODGING/RESORTS – 4.7%
Ashford Hospitality Trust, Inc. (a)	55,000	463,650
Chatham Lodging Trust	30,749	439,096
Chesapeake Lodging Trust (a)	61,200	1,053,864
DiamondRock Hospitality Co. (a)	55,603	567,151
FelCor Lodging Trust, Inc. (b)	10,000	47,000
Hersha Hospitality Trust (a)	340,583	1,798,278
Host Hotels & Resorts, Inc. (a)	24,000	379,680
LaSalle Hotel Properties (a)	10,000	291,400
Pebblebrook Hotel Trust (a)	43,100	1,004,661
RLJ Lodging Trust (a)	39,400	714,322
Strategic Hotels & Resorts, Inc. (a)	30,000	193,800
Summit Hotel Properties, Inc. (a)	1,600	13,392
Sunstone Hotel Investors, Inc. (a)(b)	15,000	164,850
Supertel Hospitality, Inc. (b)	84,642	79,563

		7,210,707

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – continued

Company	Shares	Value

COMMON STOCKS – continued REAL ESTATE INVESTMENT TRUSTS – continued
MANUFACTURED HOME – 1.1%
Sun Communities, Inc. (a)	39,726	$1,757,478
MIXED OFFICE/INDUSTRIAL – 2.2%
Duke Realty Corp. (a)	46,100	674,904
Gladstone Commercial Corp.	8,781	146,292
Liberty Property Trust (a)	69,737	2,569,111

		3,390,307
MORTGAGE – 1.0%
Annaly Capital Management, Inc. (a)	55,000	922,900
MFA Financial, Inc. (a)	85,148	671,818

		1,594,718
OFFICE – 11.0%
Alexandria Real Estate Equities, Inc. (a)	29,000	2,108,880
BioMed Realty Trust, Inc. (a)	68,000	1,270,240
Boston Properties, Inc. (a)	20,500	2,221,585
Brandywine Realty Trust (a)	160,300	1,978,102
Corporate Office Properties Trust (a)	40,500	952,155
Douglas Emmett, Inc. (a)	39,322	908,338
Franklin Street Properties Corp. (a)	25,000	264,500
Highwoods Properties, Inc. (a)	51,900	1,746,435
Hudson Pacific Properties, Inc. (a)	23,500	409,135
Kilroy Realty Corp. (a)	27,600	1,336,116
Mack-Cali Realty Corp. (a)	58,030	1,686,932
MPG Office Trust, Inc. (b)	24,000	48,240
Parkway Properties, Inc.	12,500	143,000
SL Green Realty Corp. (a)	22,900	1,837,496

		16,911,154
REGIONAL MALLS – 7.1%
CBL & Associates Properties, Inc. (a)	84,000	1,641,360
Glimcher Realty Trust (a)	201,700	2,061,374
Pennsylvania Real Estate Investment Trust (a)	72,118	1,080,328
Simon Property Group, Inc. (a)	28,279	4,401,909
The Macerich Co. (a)	28,470	1,681,153

		10,866,124

SHOPPING CENTERS – 8.2%
Cedar Realty Trust, Inc. (a)	115,810	$584,841
DDR Corp. (a)	47,000	688,080
Equity One, Inc. (a)	39,500	837,400
Excel Trust, Inc. (a)	103,568	1,238,673
Inland Real Estate Corp. (a)	136,300	1,142,194
Kimco Realty Corp. (a)	110,000	2,093,300
Kite Realty Group Trust (a)	145,503	726,060
Ramco-Gershenson Properties Trust (a)	137,128	1,723,699
Regency Centers Corp. (a)	15,100	718,307
Tanger Factory Outlet Centers, Inc. (a)	10,800	346,140
Urstadt Biddle Properties (a)	41,800	826,386
Weingarten Realty Investors (a)	62,600	1,648,884

		12,573,964
STORAGE – 2.0%
CubeSmart (a)	25,000	291,750
Public Storage, Inc. (a)	17,900	2,584,939
Sovran Self Storage, Inc. (a)	5,000	250,450

		3,127,139
Total Real Estate Investment Trusts (Cost $106,294,041)		122,167,205
OTHER – 5.9%
Beazer Homes USA, Inc. (b)	35,000	113,750
Brookfield Office Properties, Inc. (a)	22,000	383,240
Carador PLC	5,496,600	4,981,294
CBRE Group, Inc. (c)	20,000	327,200
D.R. Horton, Inc. (a)	47,000	863,860
Hyatt Hotels Corp. (a)(c)	12,500	464,500
Las Vegas Sands Corp.	9,000	391,410
Lennar Corp. (a)	10,000	309,100
Marriott International, Inc. (a)	5,000	196,000
Standard Pacific Corp. (b)	60,000	371,400
Starwood Hotels & Resorts Worldwide, Inc. (a)	11,000	583,440
The St. Joe Co. (a)(b)	5,000	79,050
Total Other (Cost $11,169,878)		9,064,244
Total Common Stocks (Cost $117,463,919)		131,231,449

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – continued

Company	Shares	Value

PREFERRED STOCKS – 54.4%
REAL ESTATE INVESTMENT TRUSTS – 53.7%
APARTMENTS – 0.6%
Apartment Investment & Management Co., Series U (a)	20,000	$500,400
Apartment Investment & Management Co., Series Z (a)	15,000	394,650

		895,050
DIVERSIFIED – 7.6%
CapLease, Inc., Series A	67,950	1,697,391
CapLease, Inc., Series B	8,840	224,978
Cousins Properties, Inc., Series A	19,900	504,465
Cousins Properties, Inc., Series B	10,800	272,376
Digital Realty Trust, Inc., Series F (a)	25,000	647,250
DuPont Fabros Technology, Inc., Series A (a)	10,000	261,600
DuPont Fabros Technology, Inc., Series B (a)	40,394	1,049,436
Entertainment Properties Trust, Series D (a)	113,700	2,872,062
LBA Realty LLC, Series B	79,962	1,591,244
Lexington Realty Trust, Series D (a)	91,594	2,299,925
Vornado Realty Trust, Series E (a)	4,053	106,391
Vornado Realty Trust, Series F (a)	5,700	144,951

		11,672,069
INDUSTRIAL – 1.9%
First Industrial Realty Trust, Series J	29,735	721,074
First Potomac Realty Trust, Series A	80,000	2,023,200
ProLogis, Inc., Series S (a)	6,800	173,264

		2,917,538
LODGING/RESORTS – 22.3%
Ashford Hospitality Trust, Series A	98,312	2,456,817
Ashford Hospitality Trust, Series D	205,756	5,137,727
Ashford Hospitality Trust, Series E	45,000	1,181,250
Eagle Hospitality Properties Trust, Inc., Series A (b)	156,856	274,498
FelCor Lodging Trust, Inc., Series A (d)	73,000	$1,911,870
FelCor Lodging Trust, Inc., Series C	111,539	2,940,168
Grace Acquisition I, Inc., Series B (b)(e)	133,800	501,750
Grace Acquisition I, Inc., Series C (b)(e)	18,900	70,875
Hersha Hospitality Trust, Series A	135,796	3,432,923
Hersha Hospitality Trust, Series B (a)	80,498	2,048,674
LaSalle Hotel Properties, Series G (a)	73,820	1,858,049
Pebblebrook Hotel Trust, Series A (a)	14,500	375,260
Pebblebrook Hotel Trust, Series B (a)	23,500	615,465
Strategic Hotels & Resorts, Inc., Series A (a)	12,900	315,405
Strategic Hotels & Resorts, Inc., Series B (a)	77,100	1,835,751
Summit Hotel Properties, Inc., Series A	10,000	260,200
Sunstone Hotel Investors, Inc., Series A (a)	255,725	6,367,553
Sunstone Hotel Investors, Inc., Series D (a)	108,739	2,761,427

		34,345,662
MANUFACTURED HOME – 0.5%
UMH Properties, Inc., Series A	30,000	777,000
MIXED OFFICE/INDUSTRIAL – 0.5%
Duke Realty Corp., Series J (a)	10,000	252,500
Duke Realty Corp., Series O (a)	20,100	529,233

		781,733
MORTGAGE – 1.1%
Annaly Capital Management, Inc., Series C (a)	25,000	627,500
MFA Financial, Inc. (a)	20,000	511,400
MFA Financial, Inc., Series A (a)	10,000	258,000
RAIT Financial Trust, Series C	9,200	205,068

		1,601,968

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – continued

Company	Shares	Value

PREFERRED STOCKS – continued
REAL ESTATE INVESTMENT TRUSTS – continued
OFFICE – 5.0%
BioMed Realty Trust, Inc., Series A (a)	18,350	$465,356
Brandywine Realty Trust, Series E (a)	23,000	581,440
Corporate Office Properties Trust, Series J	7,100	177,997
Corporate Office Properties Trust, Series L	110,000	2,776,400
Hudson Pacific Properties, Inc., Series B	20,000	533,200
Kilroy Realty Corp., Series G (a)	65,000	1,684,150
Parkway Properties, Inc., Series D	22,100	554,047
SL Green Realty Corp., Series D	38,500	980,210

		7,752,800
REGIONAL MALLS – 4.4%
CBL & Associates Properties, Inc., Series D (a)	60,761	1,552,443
Glimcher Realty Trust, Series F	59,300	1,498,511
Glimcher Realty Trust, Series G	127,400	3,215,576
Pennsylvania Real Estate Investment Trust, Series A	20,000	515,000

		6,781,530
SHOPPING CENTERS – 9.8%
Cedar Realty Trust, Inc., Series A	122,355	3,113,935
Cedar Realty Trust, Inc., Series B	80,000	1,860,000
DDR Corp., Series H (a)	75,572	1,894,590
DDR Corp., Series I (a)	12,800	321,664
Excel Trust, Inc.	65,000	$1,649,700
Inland Real Estate Corp., Series A	100,000	2,542,000
Kimco Realty Corp., Series I (a)	27,944	702,792
Kite Realty Group Trust, Series A	77,000	1,963,500
Urstadt Biddle Properties, Inc., Series D	22,423	574,029
Weingarten Realty Investors, Series F (a)	15,369	391,909

		15,014,119
STORAGE – 0.0%
CubeSmart, Series A (a)	1,400	36,834
Total Real Estate Investment Trusts (Cost $80,900,875)		82,576,303
OTHER – 0.7%
Forest City Enterprises, Inc.	45,000	1,069,650
Total Other (Cost $1,084,851)		1,069,650
Total Preferred Stocks (Cost $81,985,726)		83,645,953
INVESTMENT COMPANIES – 1.5%
Blackrock Credit Allocation Income Trust	19,451	257,726
Cohen & Steers Infrastructure Fund, Inc. (a)	30,278	520,782
Cohen & Steers Quality Income Realty Fund, Inc. (a)	100,297	1,048,104
Eaton Vance Enhanced Equity Income Fund II	35,388	375,820
Nuveen Real Estate Income Fund (a)	3,700	40,182
Total Investment Companies (Cost $2,579,914)		2,242,614

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – continued

Company	Shares	Value

SHORT-TERM INVESTMENTS – 3.6%
MONEY MARKET FUNDS – 3.6%
Dreyfus Cash Management Fund, Institutional Shares, 0.09% (f) (Cost $5,558,665)	5,558,665	$5,558,665
Total Investments – 144.8% (Cost $207,588,224)		222,678,681
Other assets less liabilities – (1.5)%		(2,224,810)
Revolving credit facility – (32.5)%		(50,000,000)
Preferred Shares, at liquidation preference – (10.8)%		(16,675,000)
Net Assets applicable to common shareholders – 100.0%		$153,778,871

Notes to Portfolio of Investments

(a)
As of June 30, 2012, the Fund has pledged portfolio securities with a market value of $130,950,378 as collateral in connection with its revolving credit facility. All or a portion of these shares were pledged as of June 30, 2012.

(b)
As of June 30, 2012, this security had discontinued paying distributions.

(c)
Non-dividend paying security

(d)
Convertible into common stock.

(e)
As of June 30, 2012, the Fund held $572,625 of securities fair valued in accordance with policies adopted by the board of trustees, which represents 0.3% of the Fund's total investments based on fair value. See Note A(5) to the financial statements.

(f)
Rate reflects 7 day yield as of June 30, 2012.

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements

Statement of Assets and Liabilities

June 30, 2012 (unaudited)

Assets
Investments in securities, at value (cost of $207,588,224)	$222,678,681
Dividends and interest receivable	1,570,594

Total assets	224,249,275

Liabilities
Revolving credit facility	50,000,000
Payable for investment securities purchased	3,467,252
Advisory fee payable	137,552
Interest payable	4,980
Distributions payable on preferred shares	1,477
Accrued expenses and other liabilities	184,143

Total liabilities	53,795,404

Auction preferred shares, Series M, Series T, Series W, Series Th and Series F; $0.001 par value per share; 667 shares issued and outstanding at $25,000 per share liquidation preference	16,675,000

Net assets attributable to common shares	$153,778,871

Composition of net assets
Common shares, $0.001 par value per share; unlimited number of shares authorized	$7,652
Additional paid-in capital	194,518,673
Undistributed net investment income	1,021,614
Accumulated net realized loss on investments and foreign currency transactions	(56,859,525)
Net unrealized appreciation on investments	15,090,457

Net assets attributable to common shares	$153,778,871

Common shares outstanding	7,651,507

Net asset value per share attributable to common shares	$20.10

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statement of Operations

For the six months ended June 30, 2012 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld of $924)	$6,076,562

Expenses
Advisory	725,594
Audit and legal	148,030
Custodian	57,382
Compliance and internal audit	55,212
Shareholder reporting	36,947
Preferred share remarketing and auction fees	35,319
Administrative	31,420
Trustees' fees and expenses	17,804
Merger related costs	(117,412)
Other	39,291

Total expenses before interest expense	1,029,587
Interest expense	279,740

Total expenses after interest expense	1,309,327

Net investment income	4,767,235

Realized and unrealized gain (loss) on investments
Net realized loss on investments and foreign currency transactions	(3,748,308)
Net change in unrealized appreciation on investments	20,699,872

Net realized and unrealized gain on investments	16,951,564

Net increase in net assets before preferred distributions resulting from operations	21,718,799
Distributions to preferred shareholders from net investment income	(80,125)

Net increase in net assets attributable to common shares resulting from operations	$21,638,674

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

Increase (decrease) in net assets resulting from operations
Net investment income	$4,767,235	$2,623,422
Net realized gain (loss) on investments and foreign currency transactions	(3,748,308)	1,315,221
Net change in unrealized appreciation on investments	20,699,872	1,416,493
Distributions to preferred shareholders from net investment income	(80,125)	(120,954)

Net increase in net assets attributable to common shares resulting from operations	21,638,674	5,234,182

Distributions to common shareholders from:
Net investment income	(3,662,236)	(3,117,394)
Return of capital	—	(873,812)

Total distributions to common shareholders	(3,662,236)	(3,991,206)

Capital shares transactions
Net assets received in merger with Old RMR Real Estate Income Fund	48,808,495	—

Net increase from capital transactions	48,808,495	—

Total increase in net assets attributable to common shares	66,784,933	1,242,976
Net assets attributable to common shares
Beginning of period	86,993,938	85,750,962

End of period (including undistributed (distributions in excess of) net investment income of $1,021,614 and $(3,260), respectively)	$153,778,871	$86,993,938

Common shares issued and repurchased
Shares outstanding, beginning of period (a)	4,977,130	4,977,130
Shares issued in merger with Old RMR Real Estate Income Fund	2,674,377	—

Shares outstanding, end of period	7,651,507	4,977,130

(a)
Common share amounts for all periods prior to the merger have been adjusted to reflect the effects of the merger. See Note A(1) and E to the financial statements.

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statement of Cash Flows

Six Months Ended June 30, 2012 (unaudited)

Cash flows from operating activities
Net increase in net assets before preferred distributions resulting from operations	$21,718,799
Adjustments to reconcile net increase in net assets before preferred distributions resulting from operations to cash provided by operating activities:
Purchases of long term investments	(102,199,831)
Proceeds from sales of long term investments	63,483,413
Net purchases and sales of short term investments	(4,934,292)
Changes in assets and liabilities:
Increase in dividends and interest receivable and other assets	(641,454)
Decrease in prepaid expenses	101,691
Increase in payable for investment securities purchased	3,467,252
Decrease in merger expense payable	(432,713)
Decrease in interest payable	(21,456)
Increase in advisory fee payable	57,625
Increase in accrued expenses and other liabilities	95,992
Net change in unrealized appreciation on investments	(20,699,872)
Net realized loss on investments and foreign currency transactions	3,748,308

Cash used in operating activities	$(36,256,538)

Cash flows from financing activities
Distributions paid to preferred shareholders	$(81,909)
Distributions paid to common shareholders	(3,662,236)
Proceeds from revolving line of credit	50,000,000
Repayment of revolving line of credit	(10,000,000)

Cash provided by financing activities	$36,255,855

Decrease in cash	$(683)

Cash at beginning of period	$683

Cash at end of period	$—

Non-cash investing activities
Net assets received in merger with Old RMR Real Estate Income Fund	$48,808,495
Non-cash financing activities
Shares issued in merger with Old RMR Real Estate Income Fund	$(48,808,495)

See notes to financial statements.

RMR Real Estate Income Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2012 (unaudited)		For The Year Ended
			December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007

Per Common Share Operating Performance (a)(b)(c)
Net asset value, beginning of period	$17.48		$17.23	$13.04	$9.20	$31.16	$48.37

Income from Investment Operations
Net investment income (d)	.65 (e	)	.53	.53	.62	1.86	2.69
Net realized and unrealized appreciation/(depreciation) on investments	2.50 (e	)	.55	4.49	4.02	(20.89)	(13.75)
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income	(.01	)(e)	(.02)	(.03)	(.06)	(.54)	(.42)
Net realized gain on investments	— (e	)	—	—	—	(.17)	(.54)

Net increase (decrease) in net asset value from operations	3.14		1.06	4.99	4.58	(19.74)	(12.02)
Less: Distributions to common shareholders from:
Net investment income	(.52	)(e)	(.63)	(.50)	(.50)	(1.59)	(2.28)
Net realized gain on investments	— (e	)	—	—	—	(.56)	(2.91)
Return of capital	— (e	)	(.18)	(.30)	(.24)	(.07)	—

Net asset value, end of period	$20.10		$17.48	$17.23	$13.04	$9.20	$31.16

Market price, beginning of period	$13.47		$14.22	$10.29	$6.61	$27.00	$42.79

Market price, end of period	$16.64		$13.47	$14.22	$10.29	$6.61	$27.00

Total Return (f)
Total investment return based on:
Market price (g)	27.51%		0.13%	47.10%	73.77%	(72.28)%	(26.19)%
Net asset value (g)	17.98%		6.18%	38.99%	53.88%	(67.47)%	(26.28	)%(h)

Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (d)	6.79	%(e)(l)	2.98%	3.44%	6.31%	7.42%	6.16%
Total preferred share distributions	0.12	%(l)	0.14%	0.18%	0.58%	2.83%	2.18%
Net investment income, net of preferred share distributions (d)	6.67	%(e)(l)	2.84%	3.26%	5.73%	4.59%	3.98%
Expenses, excluding interest expense	1.47	%(l)	2.36%	2.18%	—%	—%	—%
Expenses, net of fee waivers	1.86	%(l)	2.78%	2.41%	4.50%	2.55%	1.47%
Expenses, before fee waivers	1.86	%(l)	2.78%	2.41%	4.50%	2.97%	1.82%
Portfolio turnover rate	41.51%		7.26%	24.85%	52.46%	4.97%	51.01%
Net assets attributable to common shares	$153,778,871		$86,993,938	$85,750,962	$64,898,300	$25,641,294	$86,839,333
Borrowings on revolving credit facility	$50,000,000		$10,000,000	$10,000,000	—	—	—
Asset coverage ratio of borrowings (i)	441%		1,137%	1,124%	—	—	—
Liquidation preference of outstanding preferred shares	$16,675,000		$16,675,000	$16,675,000	$16,675,000	$10,950,000	$50,000,000
Asset coverage ratio of preferred shares (j)	1,022%		622%	614%	489%	334%	273%
Asset coverage ratio of borrowings and preferred shares (k)	331%		426%	421%	489%	334%	273%
(a)
Based on average shares outstanding.
(b)
The Fund reorganized with predecessor RMR Funds during the period from June 17, 2009 through June 23, 2009. Share and per share information has been adjusted to reflect the effects of the reverse stock split that occurred immediately prior to the reorganizations.
(c)
The Fund merged with Old RMR Real Estate Income Fund on January 20, 2012. Share and per share information has been adjusted to reflect the effects of the merger.
(d)
Amounts for periods prior to December 18, 2008 are net of expenses waived by RMR Advisors, Inc. or RMR Advisors.

RMR Real Estate Income Fund
Financial Highlights – continued

(e)
As discussed in Note A(8) to the financial statements, these amounts are subject to change if the issuers of the Fund's investments characterize a portion of 2012 distributions as capital gains and return of capital.
(f)
Total returns for periods of less than one year are not annualized.
(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower for the periods prior to December 18, 2008 if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(h)
During the year ended December 31, 2007, RMR Advisors reimbursed the Fund $2,070 for trading losses incurred by the Fund due to a trading error. The impact of this reimbursement was less than $0.005 per share and had no impact on total return.
(i)
Asset coverage ratio of borrowings equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility.
(j)
Asset coverage ratio of preferred shares equals net assets attributable to common shares plus the liquidation preference of our outstanding preferred shares divided by the liquidation preference of our preferred shares.
(k)
Asset coverage ratio of borrowings and liquidation preference of our preferred shares equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares.
(l)
Annualized.

See notes to financial statements.

RMR Real Estate Income Fund
Notes to Financial Statements

June 30, 2012 (unaudited)

Note A

(1)   Organization

RMR Real Estate Income Fund (formerly RMR Asia Pacific Real Estate Fund), or the Fund, or RIF, was organized as a Delaware statutory trust on December 17, 2008, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed end management investment company. On January 20, 2012, Old RMR Real Estate Income Fund, or Old RIF, merged with and into the Fund. Following the merger, the Fund was renamed "RMR Real Estate Income Fund" and assumed the accounting and performance history of Old RIF for periods prior to January 20, 2012. See Note E for a complete description of the merger.

(2)   Interim Financial Statements

The accompanying June 30, 2012 financial statements have been prepared without audit. The Fund believes that disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund's management, all adjustments, which include normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund's operating results for this interim period are not necessarily indicative of the results that may be expected on an annual basis for this year or for any future years.

(3)   Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates for reasons described in Note A(8) and for other reasons.

(4)   Portfolio Valuation

Investment securities of the Fund are valued as of the close of trading at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer to the most recently reported price as of 4:00:02 p.m. Some fixed income securities may be valued using values provided by a pricing service.

To the extent the Fund holds foreign securities in its portfolio, those are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Some foreign markets close before the close of customary trading sessions on the New York Stock Exchange, or NYSE (usually 4:00 p.m. eastern time). Often, events occur after the principal foreign

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2012 (unaudited)

exchange on which foreign securities trade has closed, but before the NYSE closes, that the Fund determines could affect the value of the foreign securities the Fund owns or cause their earlier trading prices to be unreliable as a basis for determining value. If these events are expected to materially affect the Fund's net asset value, or NAV, the prices of such securities are adjusted to reflect their estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Fund's board of trustees.

Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under procedures established by the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. See Note A (5) for a further description of fair value measurements. Short term debt securities with less than 60 days until maturity may be valued at amortized cost plus interest accrued, which typically approximates fair value.

(5)   Fair Value Measurements

The Fund reports the value of its securities at their fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. When valuing portfolio securities, the Fund uses observable market data when possible and otherwise uses other significant observable or unobservable inputs for fair value measurements. Inputs refer broadly to the assumptions the Fund believes that market participants would use in valuing the asset or liability, including assumptions about risk; for example, the risk inherent in using a particular valuation technique to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect the Fund's own assumptions about the assumptions market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. The three tier hierarchy of inputs used to value securities reported in these financial statements is summarized below:

  •
  Level 1 – quoted prices in active markets for identical investments.

  •
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.).

  •
  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2012 (unaudited)

The following is a summary of the inputs used on June 30, 2012, in valuing the Fund's investments:

Description	Level 1	Level 2	Level 3	Total

Common Stocks
Real Estate Investment Trusts
Apartments	$21,132,009	$—	$—	$21,132,009
Diversified	13,794,611	—	—	13,794,611
Free Standing	5,392,180	—	—	5,392,180
Health Care	20,159,263	—	—	20,159,263
Industrial	4,257,551	—	—	4,257,551
Lodging/Resorts	7,210,707	—	—	7,210,707
Manufactured Home	1,757,478	—	—	1,757,478
Mixed Office/Industrial	3,390,307	—	—	3,390,307
Mortgage	1,594,718	—	—	1,594,718
Office	16,911,154	—	—	16,911,154
Regional Malls	10,866,124	—	—	10,866,124
Shopping Centers	12,573,964	—	—	12,573,964
Storage	3,127,139	—	—	3,127,139
Total Real Estate Investment Trusts	122,167,205	—	—	122,167,205
Other	9,064,244	—	—	9,064,244
Total Common Stocks	131,231,449	—	—	131,231,449
Preferred Stocks
Real Estate Investment Trusts
Apartments	895,050	—	—	895,050
Diversified	11,672,069	—	—	11,672,069
Industrial	2,917,538	—	—	2,917,538
Lodging/Resorts	33,773,037	572,625	—	34,345,662
Manufactured Home	777,000	—	—	777,000
Mixed Office/Industrial	781,733	—	—	781,733
Mortgage	1,601,968	—	—	1,601,968
Office	7,752,800	—	—	7,752,800
Regional Malls	6,781,530	—	—	6,781,530
Shopping Centers	15,014,119	—	—	15,014,119
Storage	36,834	—	—	36,834
Total Real Estate Investment Trusts	82,003,678	572,625	—	82,576,303
Other	1,069,650	—	—	1,069,650
Total Preferred Stocks	83,073,328	572,625	—	83,645,953
Investment Companies	2,242,614	—	—	2,242,614
Short-Term Investments
Money Market Funds	5,558,665	—	—	5,558,665
Total Investments	$222,106,056	$572,625	$—	$222,678,681

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2012 (unaudited)

The Fund utilized broker quotes, issuer company financial information and other market indicators to value the securities whose prices were not readily available. The types of inputs used to value a security may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes interperiod transfers between the input levels as of the end of the period. As of June 30, 2012, securities previously fair valued using Level 2 inputs were instead valued using Level 1 inputs as quoted market prices were available as of June 30, 2012; those securities had a total value of approximately $274,498. Additionally, securities with a total value of approximately $572,625 were transferred from Level 1 to Level 2 inputs due to lack of quoted market prices as of June 30, 2012.

When the S&P 500 Index (an unmanaged index published as Standard & Poor's Composite Index of 500 common stocks) fluctuates more than 0.75% from the previous day close, the Fund believes that the closing price of foreign securities on the principal foreign exchange on which they trade may no longer represent the fair value of those securities at the time the U.S. market closes, in which case, the Fund fair values those foreign securities. In such circumstances, the Fund reports holdings in foreign securities at their fair values as determined by an independent security pricing service. The service uses a multi-factor model that includes such information as the security's local closing price, relevant general and sector indices, currency fluctuations, depository receipts and futures, as applicable. The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for post closing events, resulting in the security's reported fair value. The adjustment factor is applied to a security only if the minimum confidence interval is 0.75% or more. The types of inputs may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes. As of June 30, 2012, no foreign security of the Fund was fair valued.

There were no investments in securities characterized as Level 3 on December 31, 2011 or June 30, 2012 for the Fund. During the six months ended June 30, 2012, the Fund did not begin to use, or discontinue to use, previously used Level 3 inputs to measure the value of its investment securities.

(6)   Securities Transactions and Investment Income

The Fund records securities transactions on a trade date basis, dividend income on the ex-dividend date and any non-cash dividends at the fair market value of the securities received. The Fund uses the accrual method for recording interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments and identified cost basis for realized gains and losses from securities transactions.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2012 (unaudited)

(7)   Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to U.S. federal income tax. However, the Fund may be subject to a 4% excise tax to the extent it does not distribute substantially of all taxable earnings each year.

Some foreign governments may subject the Fund's investment income and securities sales to withholding or other taxes. For the six months ended June 30, 2012, $924 of foreign taxes were withheld from distributions to the Fund. These amounts are recorded as a reduction to dividend income.

The Fund has adopted the provisions of ASC 740 under the Income Taxes, Topic of the Financial Accounting Standards Board Accounting Standards Codification, or ASC 740. ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. At June 30, 2012, the Fund did not have any unrecognized tax positions. Each of the tax years in the four year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service. During the six months ended June 30, 2012, the Fund did not incur any tax related interest or penalties.

(8)   Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a level distribution amount to common shareholders on a quarterly basis if, when and in such amounts as may be determined by the Fund's board of trustees in its discretion in light of such factors as may be considered by the board of trustees, which may or may not include market and economic conditions, and subject to compliance with applicable law, the Fund's Agreement and Declaration of Trust, the Fund's bylaws, the Fund's revolving credit agreement, described in Note G, and other factors. This policy is not fundamental and may be changed by the Fund's board of trustees without shareholder approval. The Fund's distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains or return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until subsequent to year end. Final characterization of the Fund's 2012 distributions to shareholders is also dependent upon the magnitude or timing of the Fund's securities transactions prior to year end. Therefore it is likely that some portion of the Fund's 2012 investment income and distributions to

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2012 (unaudited)

shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund's year end financial statements. Though it is permitted to do so and may in the future elect to do so if its board of trustees determines it to be in the best interests of the Fund and its shareholders, the Fund does not generally expect to make distributions to common shareholders in excess of its dividends received less its operating expenses, interest expense and distributions to preferred shareholders.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Effective for taxable years beginning after December 22, 2010, the Regulated Investment Company Modernization Act of 2010, or the Modernization Act, changed the capital loss carry forward rules. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2011, the Fund had post-enactment accumulated capital loss carryovers which can be used to offset certain future realized capital gains as follows:

Short Term	Long Term
$907,843	$749,012

As of December 31, 2011, the Fund had pre-enactment accumulated capital loss carryforwards, subject to the eight-year carryforward period and possible expiration of $40,127,310, of which $831,685 expires in 2014, $14,432,692 expires in 2015, $20,347,954 expires in 2016, $2,963,106 expires in 2017 and $1,551,873 expires in 2018.

The net capital loss carry forward for the Fund includes $29,888,822 of capital loss carry forwards that were acquired in connection with prior Fund reorganizations and $51,138,413 of capital loss carryforwards that were acquired in connection with the merger that occurred on January 20, 2012. Federal tax rules limit the Fund's ability to use these acquired capital loss carry forwards.

Although subject to adjustments, the cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of June 30, 2012, are as follows:

Cost	$210,420,447

Gross unrealized appreciation	$24,549,604
Gross unrealized depreciation	(12,291,370)

Net unrealized appreciation	$12,258,234

The $2,832,223 difference between the financial reporting basis and tax basis of unrealized appreciation/ depreciation is due to wash sales of portfolio investments.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2012 (unaudited)

(9)   Concentration Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies and REITs. The value of the Fund's shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an investment advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. Thus, for purposes of calculating managed assets, the Fund's revolving credit facility and the liquidation preference of the Fund's preferred shares are not considered a liability. The Fund incurred advisory fees of $725,594 during the six months ended June 30, 2012.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services for the Fund. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund paid RMR Advisors $31,420 for subadministrative fees charged by State Street for the six months ended June 30, 2012.

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an "interested person" of the Fund, as defined under the 1940 Act, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual retainer plus attendance fees for board and committee meetings. The Fund incurred trustee fees and expenses of $17,804 during the six months ended June 30, 2012.

The Fund's board of trustees, and separately the disinterested trustees, has authorized the Fund to make payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred compliance and internal audit expenses of $55,212, which includes the Fund's allocated portion of the salary of its chief compliance officer, during the six months ended June 30, 2012.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2012 (unaudited)

Note C

Securities Transactions

Cost of purchases and proceeds from sales of investments, excluding short-term securities, and brokerage commissions on these transactions during the six months ended June 30, 2012, were as follows:

Purchases (1)	Sales (1)	Brokerage Commissions
$102,199,831	$63,483,413	$103,245

(1)
Includes brokerage commissions of $52,999 and $50,246, respectively, for purchases and sales of securities, respectively.

Note D

Preferred Shares

The Fund has issued 64 Series M, 438 Series T, 47 Series W, 91 Series Th and 27 Series F auction preferred shares with a total liquidation preference of $16,675,000. The preferred shares are senior to the Fund's common shares and rank on parity with each other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by any rating agency rating the Fund's preferred shares, or (2) maintain "asset coverage", as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to mandatory and/or optional redemption in accordance with the terms of such preferred shares contained in the Fund's bylaws in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have per share voting rights equal to the per share voting rights of the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held for each series of preferred shares generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The annual preferred share distribution rate for each series was as follows as of June 30, 2012.

Series	Rate	Date of Auction
Series M	1.000%	06/25/2012
Series T	1.000%	06/26/2012
Series W	1.000%	06/27/2012
Series Th	1.000%	06/28/2012
Series F	1.000%	06/29/2012

To date, no auctions for preferred securities of the Fund have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets, LLC, an affiliate of the Fund's lead broker dealer for its preferred securities, has from time to time previously

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2012 (unaudited)

acquired for its own account a portion of the Fund's preferred securities in the auctions, which at times have constituted a substantial portion of the Fund's preferred securities and it may from time to time continue to purchase the Fund's preferred securities in the auctions for its own account, including possibly acquiring all or substantially all of such preferred securities. According to the Royal Bank of Canada's (the parent company of RBC Capital Markets, LLC) Schedule 13G filing, dated as of June 30, 2012, it owned approximately 38% of the Fund's issued and outstanding preferred shares. If RBC Capital Markets, LLC had not historically been a purchaser of preferred securities in the Fund's auctions, some auctions likely would have failed and holders of the Fund's preferred shares would not have been able to sell their preferred shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase the Fund's preferred shares in any future auction of the Fund's preferred securities in which demand is insufficient for holders of the Fund's preferred shares to sell all offered preferred shares, or that the Fund will not have any auction for its preferred securities fail. If an auction of the Fund's preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. If an auction fails, holders of the Fund's preferred shares may not be able to sell their preferred shares in that auction. If auctions for the Fund's preferred shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may cause the Fund to change the form and/or amount of investment leverage used by the Fund.

The Fund actively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, the Fund may from time to time purchase or otherwise acquire its outstanding preferred shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

On July 12, 2012, Moody's Investors Service, Inc., or Moody's, downgraded the ratings of debt securities and preferred securities issued by nearly all equity, municipal bond and taxable fixed income closed end funds in the industry, including the Fund's preferred securities. The ratings actions were the result of a decision by Moody's to revise its ratings methodology. As a result of the implementation of this new methodology, Moody's downgraded the Fund's preferred securities from Aaa to A3.

Note E

Reorganization

On January 20, 2012, Old RIF was merged into RMR Asia Pacific Real Estate Fund, or RAP. In connection with the merger, RAP changed its name from RMR Asia Pacific Real Estate Fund to "RMR Real Estate Income Fund". Old RIF merged with and into RAP pursuant to Delaware law and in accordance with an agreement and plan of reorganization approved by the board of trustees of each fund on October 20, 2011. The shareholders of RAP approved certain matters in connection with the

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2012 (unaudited)

completion of the merger in accordance with the terms of such agreement and plan of reorganization at the annual meeting of RAP's shareholders on December 13, 2011. The merger was structured to qualify as a tax free reorganization for U.S. federal income tax purposes. As a matter of legal mechanics, Old RIF merged into RAP, but the substantive effect of the merger was as if RAP had merged into Old RIF.

In connection with the merger, RAP's fundamental and non-fundamental investment objectives, policies and restrictions, as well as RAP's investment advisory arrangements, were changed so that RAP's fundamental and non-fundamental investment objectives, policies and restrictions, as well as RAP's investment advisory arrangements, are identical to those of Old RIF. Additionally, in connection with the merger, Old RIF assigned its credit facility with Wells Fargo Bank, N.A. to RAP and RAP assumed the ticker symbol "RIF" on the NYSE MKT.

As a result of the merger, each holder of Old RIF common shares received common shares of RIF, which we also refer to as the Fund in these Notes to Financial Statements, having an aggregate NAV equal to the aggregate NAV of the Old RIF common shares as of the close of business on January 20, 2012. As of the close of business on January 20, 2012, the NAV of Old RIF was $38.24 per common share and the NAV of the Fund was $18.25 per common share; accordingly, each common share of Old RIF was converted into 2.095 common shares of the Fund. Immediately after this merger, the combined net assets of the Fund amounted to $139,644,565. Old RIF is the surviving fund in the merger for accounting purposes and for purposes of presenting investment performance history.

As a result of this merger, the holders of Series M preferred shares of Old RIF received Series M preferred shares of the Fund. The aggregate liquidation preference of the Fund Series M preferred shares received by holders of Old RIF Series M preferred shares in the merger was equal to the aggregate liquidation preference of the Old RIF Series M preferred shares held by such holders immediately prior to the merger. The auction date, rate period and dividend payment date of the Fund Series M preferred shares issued in the merger are the same as that of the Old RIF Series M preferred shares exchanged in the merger. The dividend rate for the initial rate period of Fund Series M preferred shares was identical to the dividend rate set at the most recent auction for Old RIF Series M preferred shares prior to Old RIF's merger with the Fund.

As a result of this merger, the holders of Series T preferred shares of Old RIF received Series T preferred shares of the Fund. The aggregate liquidation preference of the Fund Series T preferred shares received by holders of Old RIF Series T preferred shares in the merger was equal to the aggregate liquidation preference of the Old RIF Series T preferred shares held by such holders immediately prior to the merger. The auction date, rate period and dividend payment date of the Fund Series T preferred shares issued in the merger are the same as that of the Old RIF Series T preferred shares exchanged in the merger. The dividend rate for the initial rate period of Fund Series T preferred shares was identical to the dividend rate set at the most recent auction for Old RIF Series T preferred shares prior to Old RIF's merger with the Fund.

As a result of this merger, the holders of Series W preferred shares of Old RIF received Series W preferred shares of the Fund. The aggregate liquidation preference of the Fund Series W preferred shares received by holders of Old RIF Series W preferred shares in the merger was equal to the aggregate

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2012 (unaudited)

liquidation preference of the Old RIF Series W preferred shares held by such holders immediately prior to the merger. The auction date, rate period and dividend payment date of the Fund Series W preferred shares issued in the merger are the same as that of the Old RIF Series W preferred shares exchanged in the merger. The dividend rate for the initial rate period of Fund Series W preferred shares was identical to the dividend rate set at the most recent auction for Old RIF Series W preferred shares prior to Old RIF's merger with the Fund.

As a result of this merger, the holders of Series Th preferred shares of Old RIF received Series Th preferred shares of the Fund. The aggregate liquidation preference of the Fund Series Th preferred shares received by holders of Old RIF Series Th preferred shares in the merger was equal to the aggregate liquidation preference of the Old RIF Series Th preferred shares held by such holders immediately prior to the merger. The auction date, rate period and dividend payment date of the Fund Series Th preferred shares issued in the merger are the same as that of the Old RIF Series Th preferred shares exchanged in the merger. The dividend rate for the initial rate period of Fund Series Th preferred shares was identical to the dividend rate set at the most recent auction for Old RIF Series Th preferred shares prior to Old RIF's merger with the Fund.

As a result of this merger, the holders of Series F preferred shares of Old RIF received Series F preferred shares of the Fund. The aggregate liquidation preference of the Fund Series F preferred shares received by holders of Old RIF Series F preferred shares in the merger was equal to the aggregate liquidation preference of the Old RIF Series F preferred shares held by such holders immediately prior to the merger. The auction date, rate period and dividend payment date of the Fund Series F preferred shares issued in the merger are the same as that of the Old RIF Series F preferred shares exchanged in the merger. The dividend rate for the initial rate period of Fund Series F preferred shares was identical to the dividend rate set at the most recent auction for Old RIF Series F preferred shares prior to Old RIF's merger with the Fund.

Pro Forma Information

The following pro forma results of operations for the Fund assumes the merger had been completed on January 1, 2012, the beginning of the annual reporting period of the Fund. This pro forma data is presented for informational purposes only and may not necessarily be representative of what the combined actual results of operations would have been had the merger taken place as of January 1, 2012 or for any other date or period.

Net investment income	$4,826,552
Net realized and unrealized gain on investments	22,352,602

Net increase in net assets resulting from operations	$27,179,154

As of December 31, 2011, Old RIF had accrued $613,414 for estimated merger related expenses. Old RIF's actual merger related expenses were lower than the estimated expenses and, as a result, the difference of $117,412 is reflected as a contra expense in the Fund's Statement of Operations.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2012 (unaudited)

Note F

Capital Share Transactions

As of June 30, 2012, 7,651,507 common shares, $.001 par value per share, were issued and outstanding for the Fund. Transactions in capital stock in connection with the merger were as follows:

	Shares	Amount
Shares issued in connection with the reorganization with Old RIF	2,674,377	$48,808,495

Note G

Revolving Credit Facility

On June 14, 2012, the Fund entered into a new $50,000,000 revolving credit facility, or the New Facility, with BNP Paribas Prime Brokerage Inc., or BNPP. The New Facility bears interest at LIBOR plus 95 basis points and has a 270-day rolling term that resets daily; however, if the Fund exceeds certain NAV triggers, the New Facility may convert to a 60-day rolling term that resets daily. The Fund pays a facility fee of 55 basis points per annum on the unused portion, if any, of the New Facility. The Fund is required to pledge portfolio securities as collateral in an amount up to 250% of the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. As of June 30, 2012, the Fund has pledged portfolio securities with a market value of $130,950,378 as collateral for the New Facility. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the New Facility, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the New Facility, which may require the Fund to sell portfolio securities at potentially inopportune times if other financing is not then available to the Fund on acceptable terms.

The New Facility also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the New Facility to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.

As of June 30, 2012, the Fund had outstanding borrowings of $50,000,000 under the New Facility. During the period June 15, 2012 through June 30, 2012, the average outstanding daily balance under the New Facility was $50,000,000 at a weighted average borrowing cost of 1.19%. There have been recent government inquiries regarding the setting of LIBOR, which may result in changes to that process that may have the effect of increasing LIBOR. Increases in LIBOR would increase the amount of interest the Fund pays under the New Facility. As of June 30, 2012, BNPP had not rehypothecated any of the Fund's securities.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2012 (unaudited)

The Fund used a portion of the proceeds from the New Facility to repay and terminate its three year, $10,000,000 revolving credit facility, or the Wells Fargo Facility, with Wells Fargo Bank, N.A. that was scheduled to expire on July 1, 2013. Under the Wells Fargo Facility, the Fund paid a one time upfront commitment fee of $75,000 that was amortized over the period of the loan, including an increased amortization amount recognized during the six months ended June 30, 2012, in light of the unscheduled early termination of that credit facility. The Wells Fargo Facility was secured by the Fund's investments and bore interest at LIBOR plus 275 basis points. The Fund had also agreed to pay an unused facility fee of 0.35% per annum on the unused portion of the Wells Fargo Facility. The Wells Fargo Facility required the Fund to satisfy certain collateral requirements and to maintain a certain level of assets.

As of June 14, 2012, the date the Wells Fargo Facility was terminated, the Fund had outstanding borrowings of $10,000,000 under the Wells Fargo Facility. During the period January 1, 2012 through June 14, 2012, the average outstanding daily balance under the Wells Fargo Facility was $10,000,000 at a weighted average borrowing cost of 3.03%.

Material Changes to Investment Objectives and Policies Post Merger

On January 20, 2012, Old RIF merged into RAP, or the Fund. In connection with this merger, the Fund changed its investment objectives, policies and restrictions, to be identical to Old RIF's. Below is a table designed to provide a comparison of the material changes made to the Fund's investment objectives, policies and restrictions.

	Pre-Merger	Post-Merger
Investment Objectives	The Fund's investment objective is capital appreciation. The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval.	The Fund's primary investment objective is to earn and pay to its common shareholders a high level of current income by investing in real estate companies. Capital appreciation is the Fund's secondary objective.
The Fund's investment objectives are fundamental policies that cannot be changed without shareholder approval.
Concentration	The Fund's investments are concentrated in the real estate industry.	The Fund concentrates its investments in the securities of companies primarily engaged in the real estate industry.
Primary Investments
Under normal market conditions, the Fund invests at least 80% of its managed assets in securities issued by Asia Pacific real estate companies.
The Fund defines a real estate company as a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of real estate, or has at least 50% of its assets invested in real estate. A real estate company is considered to be an Asia Pacific real estate company if it (i) has its principal office in, (ii) has a significant amount of assets in one or more, or (iii) conducts a significant amount of business in one or more Asia Pacific countries, respectively.
Under normal market conditions, the Fund invests: at least 90% of its managed assets in income producing securities issued by real estate companies, including common shares, preferred shares and debt; at least 75% of its managed assets in securities issued by REITs; and no more than 10% of its managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange. (1)

(1)
Since the completion of the merger on January 20, 2012, the Fund has liquidated all of its portfolio of Asia Pacific real estate companies, or RAP Legacy Assets, and reinvested the proceeds of such liquidation in real estate investment trusts and real estate companies domiciled in the United States, in accordance with these revised investment objectives, policies and restrictions. In order to sell the RAP Legacy Assets in an orderly manner, the Fund was permitted, for 180 days following January 20, 2012 (the closing date of the merger), to invest up to 50% of its managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange, after which the Fund would not invest more than 10% of its managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange.

	Pre-Merger	Post-Merger
Asia Pacific countries include Australia, China/Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan, Thailand and any other country in southern and southeastern Asia.
Non-Investment Grade Ratable Securities	The Fund does not invest any material portion of its portfolio in non-investment grade ratable securities.
The Fund may invest in non-investment grade ratable securities without limit.
Generally, preferred shares and debt securities, including securities exchangeable for or convertible into common equity shares, are considered "ratable". The Fund considers a ratable security to be non-investment grade rated if it is not rated Baa3, BBB- or BBB- or higher by at least one of Moody's, Standard & Poor's, a division of the McGraw-Hill Companies, Inc., or S&P, or Fitch Ratings, Inc., or Fitch, respectively, or if it is unrated and considered non-investment grade quality by the Advisor. For purposes of the Fund's credit quality policies, if the rating agencies assign different ratings to a security, the Fund will use the rating chosen by the Advisor as the most representative of the security's credit quality. If a ratable security is not rated by a nationally recognized rating agency, the Advisor determines its comparable rating before the Fund invests in it.

Securities which are not investment grade rated are considered to have speculative characteristics with regard to their capacities to pay interest, distributions or principal according to stated terms. Debt securities that are not investment grade quality are sometimes referred to as "junk bonds"; debt and preferred securities that are not investment grade quality are also sometimes referred to as "high yield" securities.

	Pre-Merger	Post-Merger
Fundamental Investment Restrictions	The Fund will not purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including U.S. and foreign REITs, and securities secured by real estate or such interests and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of such securities.	The Fund will not purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or such interests and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of such securities.
Non-Fundamental Investment Restrictions
The Fund will invest, under normal market conditions, at least 80% of its managed assets in securities issued by Asia Pacific real estate companies unless the Fund provides its shareholders with at least 60 days' prior written notice in compliance with SEC rules.
The Fund will invest, under normal market conditions, at least 80% of the value of its managed assets in securities issued by real estate companies unless the Fund provides its shareholders with at least 60 days' prior written notice in compliance with SEC rules.

Material Changes to Principal Risk Factors Post Merger

The common shareholders of RAP, prior to its merger with Old RIF on January 20, 2012, or the Reorganization, were subject to certain risks that are not applicable or became less important upon the consummation of the Reorganization. These included the specific risks associated with investing in foreign securities, and in particular securities of issuers in the Asia Pacific region. Since RAP's investment objectives, policies and restrictions post-Reorganization are identical to Old RIF's, the risks of investing in RAP's common shares post-Reorganization are the same as the risks that were associated with an investment in Old RIF pre-Reorganization, as those risks and other risks have since developed. Material risks of investing in the Reorganized Fund's common shares are set forth below. Additionally, preferred shareholders of RAP are subject to the same risks that were associated with an investment in Old RIF's preferred shares pre-Reorganization. Material risks of investing in the Reorganized Fund's preferred shares are also set forth below. RAP, post-Reorganization, is sometimes referred to as the Fund or the Reorganized Fund below, and the preferred shares RAP issued in the Reorganization are sometimes referred to below as the Reorganized Fund Preferred Shares. RMR Advisors, Inc., the funds' investment adviser, is referred to below as the Advisor.

General Risks of Investing in the Reorganized Fund

Concentration of Investments

Old RIF concentrates, and the Reorganized Fund will concentrate, its portfolio in the real estate industry. If the value of real estate generally declines, the market value of the securities of those companies whose principal business is real estate is likely to decline. If these declines occur, they are likely to cause a decline in the value of the Reorganized Fund's investment portfolio and reduce the asset coverage for the Reorganized Fund's newly issued preferred shares and borrowings. From 2007 through 2009, market conditions caused a dramatic decline in the market value of securities associated with real estate. These market conditions continued for a prolonged period, could reoccur, and may result in the Reorganized Fund having to redeem some of its preferred shares, or repay some of its borrowings, in order to satisfy applicable asset coverage tests under the Investment Company Act of 1940, as amended, or the 1940 Act, the Reorganized Fund's governing documents, the standards of the credit rating agencies that rate the Reorganized Fund Preferred Shares or the terms governing the Reorganized Fund's borrowings. For example, in 2008, the downturn in the stock and credit markets, as well as in the general global economy, resulted in a significant and dramatic decline in the value of Old RIF's predecessor funds', or the Old RMR Funds, portfolio investments, particularly their REIT investments. On several occasions, the Old RMR Funds did not have minimum asset coverage ratios for their preferred shares that were mandated by the rating agencies that were then rating the Old RMR Funds' preferred shares, the Old RMR Funds' governing documents and the 1940 Act. As a result of not having these mandatory asset coverage ratios, the Old RMR Funds were forced to suspend dividends to common shareholders for a period of time until they attained these mandatory asset coverage ratios, which they did through mandatory redemptions of a portion of the Old RMR Funds' preferred securities. Continuing market volatility could lead to the Reorganized Fund not having required asset coverage ratios for its preferred shares or borrowings, periods in which the Reorganized Fund may have to suspend the declaration and payment of dividends to common shareholders, redemptions of the Reorganized Fund Preferred Shares and repayments of the Reorganized Fund's borrowings.

To the extent the Reorganized Fund redeems its preferred shares or repays its borrowings, its use of leverage may decline, which may result in reduced returns for the Reorganized Fund's common shareholders. Further information regarding risks associated with investments in REITs and other real estate related securities is provided below under the risk factor subheading "Real Estate Risks." To the extent the Reorganized Fund invests in securities of those companies and the risks identified are realized, its income would likely be reduced as a result.

Economic Climate

The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the repricing of credit risk in the broadly syndicated market, among other things, that have occurred since 2007. These events, along with other relatively recent events, including the downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to worsening general economic conditions, which materially and adversely impacted the broader financial and credit markets, reduced the availability of debt and equity capital for the market as a whole and financial firms in particular and increased market volatility. These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. Although credit conditions have recently improved in the U.S., including as a result of deteriorating credit market conditions elsewhere in the world, particularly Europe, and the influx of cash from outside of the U.S. being invested in the U.S. market as a result, due to the general volatility in the credit markets which has resulted periodically in significant reductions in credit liquidity as lenders curtail their lending activity in response to such conditions, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or declines in its portfolio. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the common shares. These events have adversely affected the broader economy, and at times significantly so, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increase defaults. There is also a risk that developments in sectors of the credit markets in which the Fund does not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Fund does invest, including securities owned by Fund.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. In 2010, several European Union, or EU, countries, including Greece, Ireland, Italy, Spain, and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. Moreover, as the European debt crisis has progressed the possibility of one or more eurozone countries exiting the European Economic and Monetary Union, or even the collapse of the Euro as a common currency, has arisen. The effects of the collapse of the Euro, or of the exit of one or more countries from the Economic and Monetary Union, on the U.S. and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund's portfolio. Moreover, recent downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. A return to unfavorable economic conditions could impair the Fund's ability to achieve its investment objectives.

The instability in the financial markets experienced since 2007 has led the U.S. Government and certain foreign governments, at times, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. There can be no assurance that any such actions will not become necessary again in the future. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective.

The Fund does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund's portfolio. The Advisor intends to monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that it will be successful in doing so and the Advisor may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments and trends in new products and services, in the current or future market environment.

The Dodd-Frank Act

Congress has enacted sweeping financial legislation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial systematic stability and the resolution of potentially insolvent financial firms; new rules for derivatives (including swaps) trading; the creation of a consumer financial protection watchdog; the registration and regulation of private funds and private fund advisers; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

It is possible that implementation of these measures, or any future measures, could potentially limit or completely restrict the ability of the Fund to use certain derivative instruments, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund may engage in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to utilize certain derivatives transactions or achieve its investment objectives.

The implementation of the Dodd-Frank Act could also adversely affect the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Fund's exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

Real Estate Risks

A number of risks are created by the Reorganized Fund's investment focus on REITs and other real estate related securities, including the following:

Real Estate Cycle Risks.    Real estate values have been historically cyclical. As the general economy grows, demand for real estate increases, and occupancies and rents increase. As occupancies and rents increase, property values increase, and new development occurs. As development occurs, occupancies, rents and property values may decline. Because leases are usually entered into for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle. Because of this cycle, real estate companies have historically often incurred large swings in their profits and the prices of their securities.

The value of real estate and securities associated with real estate dramatically declined in connection with the financial crisis and recession of 2007-2009. The decline in the values of real estate and real estate-related securities stemmed from a disruption in the financial and credit markets, which originated in and most dramatically effected the sub-prime mortgage sector of the credit market, and had severe consequences for the real estate and credit markets and, to a large degree, the economy in general. These factors created a highly volatile and uncertain business environment for investment companies, and the REITs in which they invest, that focus their investments in real estate and real estate-related securities and significantly increased the risk of investing in investment companies like the Reorganized Fund. These risks included, but were not limited to, diminished income or operating losses, decreased asset values and impaired financial and mandatory operating ratios, losses of principal and interest on existing loans as a result of borrowers' inability to either make such payments at all or to make such payments in a timely manner, loss of future revenues from a downturn in the volume of loan originations, securitizations and other directly and indirectly related business activity, a loss of collateral value, and slowdown in the housing and related industries, and in the economy generally. These factors and others resulted in poor financial results, substantial write-downs of the values of assets, volatile and declining stock prices, stricter lending standards, and increased risk of bankruptcy and business failure generally for companies with exposure to real estate-related investments and the credit markets in general. Since 2009, the value of real estate and securities associated with real estate has gradually begun to recover, however this recovery remains fragile and uncertain and there can be no assurance that this recovery will be sustained or that the value of real estate and securities associated with real estate will not again dramatically decline giving rise again to the risks discussed above.

Additionally, the residential housing sector in the United States has been under considerable pressure during the past several years with home prices nationwide down significantly on average. Residential mortgage delinquencies and foreclosures have increased over this time and have, in turn, led to widespread selling in the mortgage-related market and put downward pressure on the prices of many securities. In addition, the commercial real estate sector in the United States has been under pressure with prices down significantly on average. Accordingly, instability in the credit markets may adversely affect the price at which REITs and real estate funds can sell real estate because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce returns from REITs and real estate funds or reduce the number of REITs and real estate funds brought to market, thereby reducing the Fund's investment opportunities. Properties in which REITs and real estate funds invest may suffer losses due to declining rental income and higher vacancy rates, which may reduce distributions to the Fund and reduce the value of the underlying properties.

Property Type Risks.    Many REITs focus on particular types of properties or properties which are especially suited for certain uses, and those REITs are affected by the risks which impact the users of their properties. A portion of the Reorganized Fund's portfolio investments may be invested in REITs that focus on such particular types of properties and consequently be subject to the underlying risks associated with investing in such properties. For example, RIF has invested in, and the Reorganized Fund will invest in:

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  REITs that own healthcare facilities, age restricted apartments, congregate care properties, assisted living facilities and nursing homes. The physical characteristics of these properties and their operations are highly regulated, and those regulations often require capital expenditures or restrict the profits realizable from these properties. Some of these properties are also highly dependent upon Medicare and Medicaid payments, which are subject to changes in governmental budgets and policies. These properties may experience losses if their tenants receive lower Medicare or Medicaid rates. Additional risks with respect to these types of properties are described under the sub-heading "Patient Protection and Affordable Care Act".

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  REITs that own hotels and resorts. These properties usually require higher levels of capital expenditures than other types of commercial real estate. The financial performance of these properties and their values are highly sensitive to general economic conditions and travel industry changes, and the recent economic downturn has had a disproportionately negative impact on hospitality REITs.

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  REITs that own, manage and operate shopping centers or other retail properties. The values of these properties are vulnerable to changes in consumer spending practices and to bankruptcies of large retail firms and may suffer vacancies and rejected leases as a result.

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  REITs that own, manage and operate rental housing such as apartment buildings. Such properties may decline in value whenever mortgage financing for single family homes becomes available at low rates or when there is a slowing of job creation and household formations.

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  REITs that focus on investing in warehouse and industrial properties. The values of these properties may be adversely affected by changing patterns of global or regional trade.

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  REITs that own or operate office buildings. These properties may experience increased vacancies and losses if certain types of tenants, such as call centers, transfer their operations to lower wage locations, including outside the United States.

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  REITs that own, manage and operate properties that are leased on a net basis (where the tenant agrees to pay a monthly base rent as well as property taxes, insurance, utilities and other operating expenses) to single tenants. The value of these properties will vary with the financial strength or business prospects of their tenants.

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  REITs that own, manage and operate other types of specialized real estate, including self storage facilities, manufactured homes and entertainment related facilities. The values of these properties are affected by changes in consumer preferences and general economic conditions.

Patient Protection and Affordable Care Act.    In March 2010, President Obama signed into law the Patient Protection and Affordable Care Act and an associated reconciliation bill, or the Health Care Reform Law. The Health Care Reform Law is a sweeping law with a stated intention to broaden access to health insurance through, among other things, an individual mandate to obtain health insurance, reducing or constraining the growth of healthcare spending, enhancing remedies against fraud and abuse, adding new transparency requirements for the healthcare and health insurance industries, imposing new taxes and fees on the health industry and imposing additional health policy reforms. The impact on the healthcare industry, including REITs that own healthcare facilities, congregate care properties, assisted living facilities and nursing homes, of the Health Care Reform Law is extensive and includes, among other things, having the U.S. federal government assume a larger role in the healthcare system, expanding healthcare coverage of United States citizens, mandating basic healthcare benefits and changing the way healthcare is paid for by both private and governmental insurers. Many of the changes in the rate setting mechanisms for the Medicare and Medicaid programs that specifically direct reductions in reimbursements for specific procedures are coupled with requirements prohibiting reductions in the quality and quantity of the care provided; it can be expected that as these changes are implemented, the reimbursements for certain companies who offer for sale products or services that are used in treating Medicare and Medicaid program beneficiaries will drop, affecting their financial condition, the value of their securities and their ability to meet their obligations to creditors and other third parties. Additionally, substantial new provisions affecting compliance have also been enacted, which may require healthcare companies to modify their business practices in various manners. Elements of this legislation, such as comparative effectiveness research, an independent payment advisory board, payment system reforms, including shared savings pilot programs, episode of care reimbursement mechanisms, and bundled payment mechanisms and other provisions, could meaningfully change the way healthcare is developed and delivered, and may materially impact numerous aspects of the healthcare industry, which may in turn materially impact the returns available to those who invest in or provide financing to the healthcare industry, such as REITs that own healthcare facilities, congregate care properties, assisted living facilities and nursing homes.

Location Risks.    Some REITs focus on particular geographic locations. The value of investments in these REITs and these REITs' abilities to pay dividends may decline if economic changes occur in the areas in which they focus. For example, the value of REIT investments in some parts of the U.S. Midwest, such as the Detroit area, have recently declined as a result of losses and job cuts in the U.S. auto industry in that area.

Size Risks.    REITs tend to be small or medium sized companies compared to companies listed in the U.S. equity markets as a whole. Most REITs also use debt leverage to finance their businesses. This combination of smaller equity capitalization and debt leverage may mean that securities issued by REITs are more volatile than securities issued by larger, less relatively leveraged companies. This can adversely affect the Reorganized Fund's financial performance, especially if the Reorganized Fund purchases or sells large amounts of an individual security within a short time.

Climate Change Risk.    Climate change, and its regulation, may affect the value of the Fund's investments, particularly the Fund's investments in REITs or other real estate companies that are concentrated in a particular geographic area. The Fund's current evaluation is that the near term effects of climate change and climate change regulation on the Fund's investments are not material, but the Fund cannot predict the long term impacts on the Fund or its investments from climate change or its regulation. The ongoing political focus on climate change has resulted in various treaties, laws and regulations which are intended to limit carbon emissions. The Fund believes these laws being enacted or proposed may cause energy costs at properties owned by the REITs or other real estate companies in which the Fund invests to increase. The Fund does not expect the direct impact of such increases to be material to the value of its investments, because the increased costs either would be the responsibility of tenants or operators of properties owned by the REITs or other real estate companies in which the Fund invests, or, in the longer term, passed through and paid by the customers of such properties. Although the Fund does not believe it is likely in the foreseeable future, laws enacted to mitigate climate change may make some buildings of property owners obsolete or cause such owners to make material investments in their properties, which could materially and adversely affect the value of the Fund's investments in REITs or other real estate companies owning such properties. Climate change may also have indirect effects on property owners by increasing the cost of (or making unavailable) property insurance. Moreover, compliance with new laws or regulations related to climate change, including compliance with "green" building codes, may require property owners to make improvements to existing properties or increase taxes and fees assessed on their properties. There can be no assurance that climate change will not have a material adverse effect on the properties, operations or business of the Fund's investments in REITs and other real estate companies.

The Fund cannot predict with certainty whether global warming or cooling is occurring and, if so, at what rate. However, the physical effects of climate change could have a material adverse effect on the properties, operations and business of the Fund's portfolio investments in REITs and other real estate companies in certain geographical locations. To the extent climate change causes changes in weather patterns, properties in these markets could experience increases in storm intensity, flooding and rising sea-levels. Over time, these conditions could result in declining demand for the buildings owned by the REITs and other real estate companies in which the Fund invests, or the inability of such REITs or other real estate companies to operate such buildings at all.

Other Real Estate Risks.    REITs and real estate funds are subject to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks, such as the recent events described above). Some REITs and real estate funds may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT or real estate fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT or a real estate fund holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. Securities issued by private partnerships in real estate may be more illiquid than securities issued by other investment funds generally, because the partnerships' underlying real estate investments may tend to be less liquid than other types of investments.

Other special risks which affect real estate ownership and operations and such risks are not shared with the securities market generally. For example:

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  REITs may be required to incur significant capital costs with little economic return on their investments by laws concerning public access or public safety.

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  Environmental laws may make REITs responsible for clean up costs at properties owned by the REITs even if the environmental damage was not caused by the REITs.

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  Property taxes and property insurance costs have recently increased materially in some geographic areas and for certain property types. If REITs are unable to pass those cost increases to their tenants, these increases may result in reduced income or greater losses and reduced valuations for affected properties and their REIT owners.

Fund Distributions

In connection with the Reorganization, Reorganized Fund Preferred Shares were issued to the preferred shareholders of RIF in exchange for their preferred shares. In 2008, the downturn in the stock and credit markets, as well as in the general global economy, resulted in a significant and dramatic decline in the value of the portfolio investments of the Old RMR Funds, particularly their REIT investments. On several occasions, the Old RMR Funds did not have the minimum asset coverage ratios for their preferred shares that were mandated by the rating agencies that were then rating the Old RMR Funds' preferred shares, the Old RMR Funds' (and RIF's and the Reorganized Fund's) governing documents and the 1940 Act. As a result of not having these mandatory asset coverage ratios, the Old RMR Funds were forced to suspend dividends to common shareholders for a period of time until they attained these mandatory asset coverage ratios, which they did through mandatory redemptions of a portion of the Old RMR Funds' preferred securities. Continuing market volatility could lead to the Reorganized Fund not satisfying the required asset coverage ratios for its preferred shares or borrowings, periods in which the Reorganized Fund may have to suspend the declaration and payment of dividends to common shareholders, redemptions of Reorganized Fund Preferred Shares and repayments of the Reorganized Fund borrowings.

The Reorganized Fund's board of trustees will periodically evaluate its common share distribution policy and may, in the future, change its common share distribution policy. Distributions on RAP common shares are payable to the extent, at the rate and in the form declared by the Reorganized Fund's board of trustees and will be determined based on market conditions and other factors the Reorganized Fund's board of trustees deems relevant. There can be no assurance that the Reorganized Fund will pay any specific amount of regular distribution in any specific form, pay any regular distribution at all, that the Reorganized Fund will make regular quarterly distributions, or that any annual capital gains distributions will be paid.

Payment Restrictions

The Reorganized Fund's ability to declare and pay distributions on Reorganized Fund Preferred Shares and RAP common shares is restricted by the Reorganized Fund's governing documents, credit agreements and the 1940 Act unless, generally, the Reorganized Fund continues to satisfy asset coverage requirements and in the case of common shares, unless all accumulated dividends on preferred shares have been paid. See "General Risks of Investing in the Reorganized Fund – Fund Distributions". The restrictions on the Reorganized Fund's distributions might prevent the Reorganized Fund from maintaining its qualification as a regulated investment company for United States federal income tax purposes. Although the Reorganized Fund intends to redeem Reorganized Fund Preferred Shares and repay the Reorganized Fund's borrowings if necessary to meet asset coverage requirements, as discussed above in "General Risks of Investing in the Reorganized Fund – Fund Distributions," there can be no assurance that such redemptions or repayments will allow the Reorganized Fund to maintain its qualification as a regulated investment company under the Internal Revenue Code.

Geopolitical Risk

The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and other countries and territories within the Middle East and Northern Africa, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, further downgrades of United States government securities and other similar events may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets.

Interest Rate Risks

When interest rates rise, the market values of dividend or interest paying securities usually fall. Because most of the Reorganized Fund's investments will be in dividend or interest paying securities and because the Reorganized Fund expects to make regular distributions to its shareholders, provided that market conditions and volatility do not dictate otherwise, both the Reorganized Fund's NAV and the value of the Reorganized Fund's common shares are likely to decline when interest rates rise. Also, the asset coverage for its preferred shares and borrowings are likely to decline when interest rates rise, and a material decline in the Reorganized Fund's NAV may impair the Reorganized Fund's ability to maintain required levels of asset coverage for the preferred shares and borrowings and thus impact the Reorganized Fund's ability to make distributions to common shareholders. These risks may be greater in the current market environment because certain interest rates are near historically low levels.

The Reorganized Fund may, but is not required to, enter into interest rate swap or cap transactions to hedge against changes in short term interest rates which affect the level of distributions on its preferred shares or the Reorganized Fund's cost of borrowings. These hedges are designed to mitigate, but not eliminate, the impact on the Reorganized Fund of rising interest rates. If the Reorganized Fund enters an interest rate swap, a decline in short term interest rates may result in a decline in net amounts payable to the Reorganized Fund and a corresponding decline in the value of the swap. If the Reorganized Fund purchases an interest rate cap, a decline in short term interest rates may result in a decline in the value of the cap. If the Reorganized Fund enters into interest rate hedging transactions, a decline in short term interest rates may result in a decline in the Reorganized Fund's NAV. A material decline in the Reorganized Fund's asset value may also impair the Reorganized Fund's ability to maintain required levels of asset coverage for the Reorganized Fund's preferred shares and borrowings.

United States Credit Rating Downgrade Risk

On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. to "AA+" from "AAA" with a negative outlook. Moody's affirmed the Aaa long-term sovereign credit rating of the U.S. on November 21, 2011 while maintaining its negative outlook. The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Fund. The Advisor cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund's portfolio.

General Derivatives Risk

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among others, individual debt instruments, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments that the Fund may use include, but are not limited to, options contracts, futures contracts, options on futures contracts and swap agreements. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. Whether the Fund's use of derivatives is successful will depend on, among other things, the Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund's ability to successfully use derivative instruments. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, derivatives contracts have a high degree of price variability and are subject to occasional rapid and substantial changes in value.

Title VII of the Dodd-Frank Act, or the Derivatives Title, imposes a new regulatory structure on derivatives markets, with particular emphasis on swaps and security-based swaps, or collectively, swaps. This new regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. The SEC, Commodity Futures Trading Commission, or the CFTC, and other U.S. regulators, or the Regulators, are in the process of adopting numerous regulations to implement the Derivatives Title. Until the

Regulators complete their rulemaking efforts, the extent to which the Derivatives Title and the rules adopted thereunder will impact the Fund is unclear. However, it is possible that the new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Advisor, or at least make them more costly or make them uneconomical. Additionally, there may be market dislocations due to uncertainty during the extended regulatory implementation period and it is not yet clear how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

Derivatives transactions (such as futures contracts and options thereon, options and swaps) may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Derivatives involve investment exposure that may exceed their original cost, and a small investment in derivatives could result in a potentially unlimited loss to the Fund under certain circumstances.

In February 2012, the CFTC adopted amendments to Rule 4.5 under the Commodity Exchange Act, or the CEA, to impose additional restrictions on the use of futures, options and swaps by registered investment companies, such as the Reorganized Fund. These amendments limit the ability of the Reorganized Fund to use futures, options and swaps without being treated as a commodity pool under the CEA, which would impose substantial additional regulatory and compliance burdens on the Advisor (who would have to register as a commodity pool operator) and the Reorganized Fund. These amendments have an extended implementation period and their full implementation is dependent upon the completion of other related rulemakings. The ultimate effect these amendments may have on the Reorganized Fund or the Advisor is thus uncertain; however, it is possible that they may adversely affect the Reorganized Fund's ability to manage its portfolio and may impair the Reorganized Fund's ability to achieve its investment objective.

Counterparty Risk

To the extent that the Fund engages in principal transactions, including, but not limited to, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including swap contracts. In the event of the insolvency of a counterparty, the Fund may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, the Fund will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Advisor will seek to minimize the Fund's exposure to counterparty risk by entering into such transactions with counterparties the Advisor believes to be creditworthy at the time they enter into the transaction. Certain transactions may require the Fund to provide collateral to secure their performance obligations under a contract.

Counterparty Arrangements

In selecting counterparties to transactions in which the Fund will engage, including, but not limited to, borrowings under lines of credit it may have in place, the Advisor has the authority to and will consider a variety of factors in addition to the price associated with such transactions. Considerations may include, but are not limited to: (a) the ability of the counterparty to (i) provide other products and services, (ii) accept certain types of collateral and provide multiple products or services linked to such collateral or (iii) execute transactions efficiently and (b) the counterparty's facilities, reliability and financial responsibility. If the Advisor determines that the counterparty's transaction costs are reasonable overall, the Fund may incur higher transaction costs than it would have paid had another counterparty been used. The Advisor will periodically re-evaluate its assessment of the selected counterparty. Subject to any applicable regulatory frameworks and the terms of the Fund's governing documents, counterparties to such transactions may be affiliates of, or service providers to, the Fund or the Advisor, and thus such transactions may be subject to a number of potential conflicts of interest.

Leverage Risk

The Reorganized Fund uses leverage for investment purposes by issuing preferred shares and borrowing money. In connection with the Reorganization, Reorganized Fund Preferred Shares were issued in exchange for RIF preferred shares. As of June 30, 2012, leverage represents approximately 30% of the Reorganized Fund's average managed assets (which includes average net assets attributable to common shares as well as average assets attributable to the Reorganized Fund Preferred Shares and the principal amount of the Reorganized Fund's borrowings). While the Reorganized Fund has no present intention to issue additional preferred shares or to increase the amount of its credit facility within the next year, the Reorganized Fund may revise the amount and type of leverage it employs at any time and from time to time without notice to shareholders based on market conditions or other factors considered relevant by the Reorganized Fund's board of trustees.

The Reorganized Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include (a) the likelihood of greater volatility of NAV of the Reorganized Fund (and thus of the asset coverage for the Reorganized Fund's preferred shares or borrowings) than a comparable portfolio without leverage, (b) the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Reorganized Fund must pay will reduce the return to shareholders, (c) leverage in a declining market is likely to cause a greater decline in the NAV of the Reorganized Fund than if the Reorganized Fund were not leveraged and (d) leverage may increase operating costs, which may reduce total return. The Reorganized Fund may from time to time consider changing the amount of its leverage in response to actual or anticipated changes in interest rates or the value of the Reorganized Fund's investment portfolio. There can be no assurance that the Reorganized Fund's leverage strategies will be successful.

If the distribution rate on the Reorganized Fund Preferred Shares and the interest payable on the Reorganized Fund's borrowings exceed the net rate of return on the Reorganized Fund's portfolio, the leverage will result in a lower NAV than if the Reorganized Fund were not leveraged. Any decline in the NAV could increase the risk of the Reorganized Fund failing to meet its asset coverage requirements, of losing its ratings on the Reorganized Fund Preferred Shares or, in an extreme case, of the Reorganized Fund's current investment income not being sufficient to pay distributions on the Reorganized Fund's preferred shares or interest on the Reorganized Fund's borrowings. Under such circumstances, the Reorganized Fund may be required to liquidate portfolio securities to redeem or repurchase some or all of the Reorganized Fund Preferred Shares or repay borrowings, causing the possible realization of substantial losses and the incurrence of transaction costs. As market conditions improve and market opportunities arise, the discounted asset coverage requirements imposed by the terms of the Reorganized Fund's Preferred Shares and credit agreements tend to restrict the redeployment of assets from cash and higher quality assets having lower discount factors to lower quality, higher yielding assets having higher discount factors, even when such securities are available at attractive prices.

Dividend rates for Reorganized Fund Preferred Shares will be typically reset in auctions conducted every seven days. If an auction of the Reorganized Fund Preferred Shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Reorganized Fund would otherwise pay as a result of a successful auction. Any obligation to pay higher rates may reduce the amount of the Reorganized Fund's NAV and reduce the asset coverage for its preferred shares.

The Reorganized Fund may borrow money from banks or other financial institutions or issue debt securities. On June 14, 2012, the Fund entered into a new $50,000,000 revolving credit facility, or the New Facility, with BNP Paribas Prime Brokerage Inc., or BNPP. The New Facility bears interest at LIBOR plus 95 basis points and has a 270-day rolling term that resets daily; however, if the Fund exceeds certain NAV triggers, the New Facility may convert to a 60-day rolling term that resets daily. The Fund pays a facility fee of 55 basis points per annum on the unused portion, if any, of the New Facility. The Fund is required to pledge portfolio securities as collateral in an amount up to 250% of the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the New Facility, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the New Facility, which may require the Reorganized Fund to sell portfolio securities at potentially inopportune times if other financing is not then available to the Fund on acceptable terms. The Fund used a portion of the proceeds from the New Facility to repay and terminate its three year, $10,000,000 revolving credit facility, or the Wells Fargo Facility, with Wells Fargo Bank, N.A. that was scheduled to expire on July 1, 2013. Under the Wells Fargo Facility, the Fund paid a onetime upfront commitment fee of $75,000 that was amortized over the period of the loan. The Wells Fargo Facility was secured by the Fund's investments and bore interest at LIBOR plus 275 basis points. The Fund had also agreed to pay an unused facility fee of 0.35% per annum on the unused portion of the Wells Fargo Facility. The Wells Fargo Facility required the Fund to satisfy certain collateral requirements and to maintain a certain level of assets. In connection with the Reorganization, Old RIF's Facility with Wells Fargo was assigned to the Reorganized Fund. The New Facility is, and the Wells Fargo Facility was, subject to stricter asset coverage requirements under the 1940 Act than the Reorganized Fund Preferred Shares.

The Reorganized Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. The shares of other investment companies are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause the Reorganized Fund to bear proportionately the costs incurred by the other investment companies' operations. If these other investment companies engage in leverage, the Reorganized Fund, as a shareholder, would bear its proportionate share of the cost of such leveraging.

Assuming (i) that leverage represents approximately 30% of the Reorganized Fund's average managed assets, (ii) the preferred shares representing the Reorganized Fund's leverage will pay dividends at an average annual rate of 1% and (iii) the Reorganized Fund will pay an interest rate at an average annual rate of 1% on its borrowings, then the incremental income generated by the Reorganized Fund's portfolio (net of estimated expenses) must exceed approximately 0.35% of the Reorganized Fund's average managed assets in order to cover such dividend and interest payments. Of course, these numbers are merely estimates, used for illustration. Actual distribution rates are set at periodic auctions, may vary frequently and may be significantly higher or lower than this rate, and the actual interest rate paid on borrowings will vary based on LIBOR.

The following table is designed to illustrate the effect of leverage on the total return to the Reorganized Fund's common shareholders, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Reorganized Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Reorganized Fund's investment portfolio returns will be. The table further assumes leverage in an amount equal to 30% of the Reorganized Fund's average managed assets, the Reorganized Fund's currently projected annual dividend rate on its preferred shares of 1% and the Reorganized Fund's currently projected annual interest rate on its borrowings of 1%.

Assumed portfolio total return	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding return to common shareholder	(16)%	(9)%	(2)%	5%	12%

The total return to the Reorganized Fund common shareholders shown on this chart is composed of two elements: common share distributions the Reorganized Fund pays to its common shareholders (the amount of which is largely determined by the Reorganized Fund's net investment income after paying distributions on Reorganized Fund Preferred Shares and interest of the Reorganized Fund borrowings) and realized and unrealized gains or losses on the value of the securities the Reorganized Fund owns.

Because the fee paid by the Reorganized Fund to the Advisor is calculated on the basis of the Reorganized Fund's average daily managed assets (which includes the liquidation preference of the Reorganized Fund Preferred Shares and the principal amount of the Reorganized Fund's borrowings), the fee will be higher when leverage is utilized, giving the Advisor an incentive to favor the use of leverage.

The distribution rates on Reorganized Fund Preferred Shares, and the interest rates on the Reorganized Fund's borrowings, will typically be based on short term interest rates. The Reorganized Fund will buy real estate securities that pay distributions. These distribution payments are typically, although not always, higher than short term interest rates. If short term interest rates rise, distribution rates on the Reorganized Fund Preferred Shares and interest rates on the Reorganized Fund's borrowings may rise and reduce the Reorganized Fund's income. An increase in long term interest rates could negatively impact the value of the Reorganized Fund's investment portfolio and reduce the asset coverage for the Reorganized Fund's preferred shares and borrowings. The Reorganized Fund may enter into interest rate swap or cap transactions with the intent to reduce the risk posed by increases in short term interest rates, but there is no guarantee that the Reorganized Fund will engage in these transactions or that these transactions will be successful in reducing interest rate risk.

To date, no auctions for Old RIF's or the Reorganized Fund's preferred securities have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets, LLC, an affiliate of the Reorganized Fund's (and, previously, Old RIF's) lead broker dealer for its preferred securities, has from time to time previously acquired for its own account a portion of Old RIF's preferred securities in the auctions which at times have constituted a substantial portion of the Reorganized Fund's preferred securities, and it may from time to time continue to purchase the Reorganized Fund's preferred securities in the auctions for its own account, including possibly acquiring all or substantially all of the Reorganized Fund's preferred securities. According to the Royal Bank of Canada's (the parent company of RBC Capital Markets, LLC) Schedule 13G filing, dated as of June 30, 2012, it owned approximately 38% of Old RIF's issued and outstanding preferred shares. If RBC Capital Markets, LLC had not been a purchaser of preferred securities in Old RIF's or the Reorganized Fund's auctions, some auctions likely would have failed and holders of Old RIF's or the Reorganized Fund's preferred shares would not have been able to sell their preferred shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase Reorganized Fund Preferred Shares in any future auction of Reorganized Fund Preferred Shares in which demand is insufficient for the Reorganized Fund preferred shareholders to sell all offered preferred shares, or that the Reorganized Fund will not have any auction for its preferred securities fail. If an auction of the Reorganized Fund Preferred Shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Reorganized Fund would otherwise pay as a result of a successful auction. If an auction fails, holders of the Reorganized Fund Preferred Shares may not be able to sell their preferred shares in that auction. If auctions for the Reorganized Fund Preferred Shares fail, or if market conditions generally frustrate the Reorganized Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may cause the Reorganized Fund to change the form and/or amount of investment leverage used by the Reorganized Fund.

Market Discount Risk

Shares of closed end investment companies frequently trade at a discount to NAV. Historically, Old RIF and RAP common shares traded at a discount to NAV. As of December 31, 2011 Old RIF's market trading discount to net asset value was 23% and RAP's was 14%; for the one year period ended December 31, 2011 Old RIF's highest discount was 24% and its lowest discount was 14%, and RAP's highest discount was 23% and its lowest discount was 12%. The Reorganized Fund's market trading discount to NAV on July 31, 2012 was 14%. The trading price of the Reorganized Fund common shares is determined by a number of factors, including the performance of the Reorganized Fund and its investments, market conditions, and the comparative number of the Reorganized Fund's common shares offered for purchase or sale by persons trading such shares on the NYSE MKT at any time. Similarly, the value of the Reorganized Fund's assets will move up and down based on the market prices of its portfolio securities. Accordingly, the Reorganized Fund's NAV will fluctuate and it is unknown whether the Reorganized Fund's common shares will trade at, above or below the Reorganized Fund's NAV. There can be no assurance regarding the trading price of the Reorganized Fund's common shares.

Preferred Securities Risks

The Reorganized Fund invests in preferred securities, including preferred securities of REITs. Investment in preferred securities creates certain risks, including the following:

  •
  Preferred securities usually accrue periodic distributions. However, holders of preferred securities often have limited rights to force issuers to pay these distributions. Also, the terms of preferred securities usually require that no distributions be paid when the issuers are in default of any debt obligations and that rights of preferred securities holders be otherwise subordinated to the rights of issuers' creditors.

  •
  Generally, the preferred shares the Reorganized Fund will own will give the Reorganized Fund no rights, or only limited rights, to vote on matters concerning the issuing companies. Accordingly, the Reorganized Fund expects to have no or limited voting influence on matters affecting issuers, including matters that the Reorganized Fund believes may reduce the market value of the securities it owns, for example, matters that may cause a decline of ratings assigned to an issuer's securities or otherwise increase credit risks.

  •
  Most of these securities have no maturity date, require perpetual payment of a fixed coupon and provide their issuer a right of redemption at a fixed price. If the Reorganized Fund purchases these securities at a price that is in excess of their redemption price, and if issuers of these securities exercise their redemption rights, the Reorganized Fund may not realize the value for the premium it paid. In addition, when market interest rates decline below the coupon rate of the security, the issuer will have an incentive to redeem those securities with the proceeds from the issuance of new securities issued by it at the lower market rate of interest or from other sources. If this occurs, the Reorganized Fund's income may decline as a result.

Below Investment Grade Securities Risk

The preferred and debt securities in which the Reorganized Fund may invest are sometimes referred to as "ratable securities". A ratable security is generally considered below investment grade if it is not rated at least Baa3, BBB- or BBB- by Moody's, S&P, or Fitch, respectively, or if the ratable security has characteristics which are comparable to below investment grade securities rated by Moody's, S&P or Fitch. The ratable securities in which the Reorganized Fund may invest may be below investment grade and the Reorganized Fund's investment policies do not limit the Reorganized Fund's ownership of below investment grade securities. Lower rated securities tend to be more sensitive to adverse economic downturns or adverse individual company developments than more highly rated securities. Lower rated securities may provide only moderate protection of contractual or expected payments of interest, distributions, dividends or principal. For these reasons, these investments are considered speculative and are often referred to as "high yield securities" or "junk bonds". Because the Reorganized Fund may invest in speculative securities, an investment in the Reorganized Fund's common shares is likely to involve a greater risk of loss than an investment in a fund that has policies limiting its investments in lower rated securities. Furthermore, the secondary markets in which lower rated securities are traded may be less liquid than the markets for higher grade securities. Less liquidity in the secondary trading markets could lower the price at which the Reorganized Fund can sell a lower rated security or cause large fluctuations in the NAV of the Reorganized Fund's common shares. If an issuer of lower rated securities the Reorganized Fund owns defaults, the Reorganized Fund may incur additional expenses to seek recovery, take possession of and dispose of an issuer's assets, property or operations. If significant numbers of issuers whose securities the Reorganized Fund owns default on their obligations to the Reorganized Fund, the Reorganized Fund's ability to pay distributions to shareholders may be impaired.

Credit Risks

The Reorganized Fund's ability to collect payments due to the Reorganized Fund from the issuers of the Reorganized Fund's investments in preferred and other securities or from the counterparties to an interest rate hedge or other contract is generally dependent upon the creditworthiness of the issuers or counterparties. The risk that an issuer of a preferred security or a contract obligor does not make anticipated payments is known as credit risk. Adverse changes to an issuer's or obligor's financial position or business prospects generally increase credit risk and lower the value of investments which are dependent upon payments from that issuer or obligor. Generally, lower rated securities have greater credit risk than higher rated securities. If an issuer suffers adverse changes to its financial condition, the market value of that issuer's ratable securities generally will decline. If a rating agency lowers its rating of a security, the market value of that security generally will decline. Lowered ratings from rating agencies or real or perceived declines in creditworthiness of an issuer of securities in which the

Reorganized Fund invests will lower the market value of the Reorganized Fund's portfolio of investments and may cause the value of an investment in the Reorganized Fund's common shares to decline.

Non-Diversification Risk

The Reorganized Fund is a non-diversified investment company. Because the Reorganized Fund is non-diversified, as defined in the 1940 Act, it may make a significant part of its investments in a limited number of securities. The value of any individual security may be more volatile than the market as a whole and can perform differently from the value of the market as a whole. To the extent the Reorganized Fund invests a relatively high percentage of assets in the securities of a limited number of issuers, it may be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence. Because the Reorganized Fund's investment portfolio will be less diversified than that of many other investment companies, the value of an investment in common shares of the Reorganized Fund over time may be more volatile than an investment in a diversified fund.

Anti-Takeover Risks

The Reorganized Fund's declaration of trust and bylaws contain provisions which limit the ability of any person to acquire control of the Reorganized Fund or to convert the Reorganized Fund to an open end investment company. For example, the Reorganized Fund's board of trustees intends to strictly enforce the provisions in the Reorganized Fund's declaration of trust that prohibit any person or group from owning more than 9.8%, in the aggregate, as well as by class, of the Reorganized Fund's common shares. If the Fund were converted to open end status, the Fund may have to redeem its preferred shares and borrowings, which may reduce the desire for a shareholder to have the Reorganized Fund convert to an open end fund. Furthermore, the greater size of the Reorganized Fund after the Reorganization could deter persons from attempting to acquire control of the Reorganized Fund and implement changes that may be beneficial to the Reorganized Fund's common shareholders.

Additionally, many provisions contained in the Reorganized Fund's governing documents, including, as an example, provisions relating to shareholder voting rights and standards, what constitutes a quorum at a meeting of shareholders, required qualifications needed for an individual to serve as a trustee, the election of trustees and the voting standard required for such election, the ability of trustees to remove, with or without cause, other trustees, the procedures and requirements relating to a shareholder's ability to bring a derivative suit against the Reorganized Fund, if demanded by any applicable party, arbitration of any claim brought by or on behalf of a shareholder of the Reorganized Fund against the Reorganized Fund, its trustees, officers, investment adviser (including the Advisor or its successor), agents and employees, including derivative claims and class actions, the ability of shareholders to propose nominees for election as trustees and propose other business before a meeting of shareholders of the Reorganized Fund, the ability of the chairperson of a meeting of shareholders of the Reorganized Fund to organize, control and adjourn meetings of shareholders, and the regulatory disclosure and compliance requirements required to be adhered to by shareholders, may deter persons from attempting to acquire control of the Reorganized Fund and implement changes that may be beneficial to the Reorganized Fund common shareholders. For example, the Reorganized Fund's declaration of trust limits the matters that can be voted on by shareholders and the threshold required for approval of matters by shareholders varies depending on whether a certain number of the Fund's trustees have approved a matter. With respect to matters brought before a meeting of shareholders other than the election of trustees, except as where a different voting standard is required by the 1940 Act or any other applicable law, the listing requirements of the principal exchange on which the common shares of the Reorganized Fund are listed or a specific provision of the Reorganized Fund 's declaration of trust,

(a) if the matter is approved by at least 60% of the trustees then in office, including 60% of the Independent Trustees (as defined in the Reorganized Fund's declaration of trust) then in office, a majority of all the votes cast at the meeting shall be required to approve the matter and (b) if the matter is not approved by at least 60% of the trustees then in office, including 60% of the Independent Trustees then in office, 75% of all shares entitled to vote at the meeting shall be required to approve the matter. The higher voting standard required for approval of matters not approved by at least 60% of the trustees then in office, including 60% of the Independent Trustees then in office, may deter persons from attempting to implement changes that may be beneficial to the Reorganized Fund shareholders. The Reorganized Fund's bylaws also expressly authorize the chairperson of a shareholders' meeting, subject to review by the Independent Trustees of the Reorganized Fund, to adjourn the meeting for any reason deemed necessary by the chairperson, including if (a) no quorum is present for the transaction of the business, (b) The Reorganized Fund's board or the chairperson of the meeting determines that adjournment is necessary or appropriate to enable the shareholders to consider fully information that the Reorganized Fund's board of trustees or the chairperson of the meeting determines has not been made sufficiently or timely available to shareholders or (c) The Reorganized Fund's board of trustees or the chairperson of the meeting determines that adjournment is otherwise in the best interests of the Reorganized Fund.

Additionally, provisions of the Reorganized Fund's declaration of trust limit shareholders' ability to elect trustees. Under the Reorganized Fund's bylaws, so long as the number of trustees shall be five or greater, at least two trustees are required to be "Managing Trustees," meaning that such trustees are required to be individuals who have been employees, officers or directors of the Reorganized Fund's investment adviser or involved in the day-to-day activities of the Reorganized Fund during the one year prior to their election as trustee. Further, the Reorganized Fund's bylaws provide that except as may be mandated by the 1940 Act or any other applicable law or the listing requirements of the principal exchange on which the Reorganized Fund's common shares are listed, subject to the voting rights of any class or series of the Reorganized Fund's shares, (a) a majority of all the votes cast at a meeting of shareholders duly called and at which a quorum is present is required to elect a trustee in an uncontested election of trustees and (b) a majority of all the shares entitled to vote at a meeting of shareholders duly called and at which a quorum is present is required to elect a trustee in a contested election (which is an election at which the number of nominees exceeds the number of trustees to be elected). The Reorganized Fund's declaration of trust also provides that trustees may be removed (a) with or without "Cause" by the affirmative vote of the remaining trustees or (b) with "Cause" by the action of at least 75% of the outstanding shares of the classes or series of shares of the Fund entitled to vote for the election of such trustee. "Cause", under the Reorganized Fund's declaration of trust, requires a showing of willful misconduct, dishonesty or fraud on the part of a trustee. The Reorganized Fund's bylaws also limit the ability of shareholders to propose nominations for trustee or other proposals of business to be considered at annual meetings of shareholders.

Also, the Reorganized Fund's declaration of trust provides for various regulatory and disclosure requirements effecting the Funds or any of its subsidiaries that shareholders of the Reorganized Fund are required to comply with, including, among other things: (a) requiring that shareholders whose ownership interest in the Reorganized Fund or actions affecting the Reorganized Fund, triggers the application of any requirement or regulation of any federal, state, municipal or other governmental or regulatory body on the Reorganized Fund or any subsidiary of the Reorganized Fund or any of their respective businesses, assets or operations, promptly take all actions necessary and fully cooperate with the Reorganized Fund to ensure that such requirements or regulations are satisfied without restricting, imposing additional obligations on or in any way limiting the business, assets, operations or prospects of the Reorganized Fund or any subsidiary of the Reorganized Fund; and (b) requiring that, if the shareholder fails or is otherwise unable to promptly take such actions so as to satisfy such requirements or regulations, then the shareholder shall promptly divest a sufficient number of shares of the Reorganized Fund necessary to cause the application of such requirement or regulation to not apply to the Reorganized Fund or any subsidiary of the Reorganized Fund; and, if the shareholder fails to cause such satisfaction or divest itself of such sufficient number of shares of the Reorganized Fund by not later than the 10th day after triggering such requirement or regulation, then any shares of the Reorganized Fund beneficially owned by such shareholder at and in excess of the level triggering the application of such requirement or regulation shall, to the fullest extent permitted by law, be subject to the same provisions that apply to ownership of shares in excess of the 9.8% limitation referenced above.

In addition to the above-mentioned provisions, other provisions of Reorganized Fund's declaration of trust or bylaws may also have the effect of deterring persons from attempting to acquire control of the Reorganized Fund, causing a change in the management of the Reorganized Fund's board of trustees or implementing changes that may be beneficial to Reorganized Fund common shareholders.

The Reorganized Fund's Governing Instruments Provide the Board Authority to Effect Significant Transactions without Shareholder Approval

The declaration of trust of the Reorganized Fund provides the board of trustees with authority to effect significant transactions without shareholder approval. For example, unless otherwise required by applicable law, the board of trustees may generally amend the declaration of trust of the Reorganized Fund or cause the Reorganized Fund to merge or consolidate, sell all or substantially all of its assets, or liquidate or terminate if 75% of the trustees approve the transaction. In addition, subject to certain exceptions, the declaration of trust of the Reorganized Fund provides the board of trustees with authority to change the Reorganized Fund's domicile without shareholder approval.

The Delaware Statutory Trust Act's Policy of Giving Maximum Effect to the Principle of Freedom of Contract and to the Enforceability of Governing Instruments

The Reorganized Fund is a trust which is governed by contract and the Delaware Statutory Trust Act and not by the Delaware General Corporation Law. The policy of the Delaware Statutory Trust Act is to give maximum effect to the principle of freedom of contract and to the enforceability of governing instruments. Delaware courts have strictly enforced contractual provisions contained in governing instruments pursuant to the Delaware Statutory Trust Act and other Delaware business entity laws. As a result of the Delaware Statutory Trust Act's policy and Delaware case law precedent, Delaware courts may strictly enforce the terms of the Reorganized Fund's governing instruments even where equitable principles might arguably provide otherwise.

Inflation Risk

Inflation risk is the risk that the value of income from investments will be worth less in the future. As inflation increases, the real value of common shares of the Reorganized Fund and preferred shares of the Reorganized Fund and distributions on those preferred shares may decline. In an inflationary period, however, it is expected that, through the auction process, distribution rates on preferred shares of the Reorganized Fund would increase tending to offset this risk for preferred shareholders of the Reorganized Fund.

Deflation Risk

Deflation risk is the risk that the value of assets will be less in the future. If deflation occurs, the assets of the companies in whose securities the Reorganized Fund invests and the value of those securities may decline. A decline in the value of the Reorganized Fund's investments during periods of deflation may reduce the value of the common shares of the Reorganized Fund and might reduce the distributions on the Reorganized Fund Preferred Shares. A material decline in the Reorganized Fund's NAV may impair the Reorganized Fund's ability to maintain required levels of asset coverage for its preferred shares and borrowings.

Additional Risks of Investing in Reorganized Fund Preferred Shares

Auction Risk

Although to date no auctions for Old RIF's or the Reorganized Fund's preferred securities have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions), if RBC Capital Markets, LLC, an affiliate of the Reorganized Fund's (and, previously, Old RIF's) lead broker-dealer for its auction rate preferred securities, had not been a purchaser of preferred securities in Old RIF's or the Reorganized Fund's auctions, some auctions likely would have failed and holders of Old RIF's or the Reorganized Fund's preferred shares would not have been able to sell their preferred shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase Reorganized Fund Preferred Shares in any future auction of Reorganized Fund Preferred Shares in which demand is insufficient for the Reorganized Fund's preferred shareholders to sell all offered preferred shares, or that the Reorganized Fund will not have any auction for its preferred securities fail. If an auction of the Reorganized Fund Preferred Shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Reorganized Fund would otherwise pay as a result of a successful auction. If an auction fails, holders of the Reorganized Fund Preferred Shares may not be able to sell their preferred shares in that auction. If auctions for the Reorganized Fund Preferred Shares fail, or if market conditions generally frustrate the Reorganized Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may cause the Reorganized Fund to change the form and/or amount of investment leverage used by the Reorganized Fund.

If a holder of preferred shares places a hold order at an auction (an order to retain preferred shares) only at a specified rate, and that specified rate exceeds the rate set at the auction, such holder will not retain its preferred shares. Additionally, if a holder of the Reorganized Fund Preferred Shares elects to buy or retain the Reorganized Fund Preferred Shares without specifying a rate below which such holder would not wish to continue to hold those Reorganized Fund Preferred Shares, and the auction sets a rate below the current market rate, such holder may receive a lower rate of return on its Reorganized Fund Preferred Shares than the market rate. Finally, the rate period may be changed, subject to certain conditions and with notice to the holders of the Reorganized Fund Preferred Shares, which could also affect the liquidity of the Reorganized Fund Preferred Shares. Neither the broker-dealers that have entered into an agreement with the auction agent, or the Broker Dealers, nor the Reorganized Fund are obligated to purchase the Reorganized Fund Preferred Shares in an auction or otherwise, nor will Broker Dealers of the Reorganized Fund be required to redeem the Reorganized Fund Preferred Shares in the event of a failed auction.

Secondary Market Risk

If a holder of the Reorganized Fund Preferred Shares attempts to sell those preferred shares other than in a successful auction, the preferred shareholder may be unable to sell all or any of those preferred shares or the price at which they may be sold may be materially less than the liquidation preference of $25,000 per preferred share plus accrued distributions. The value of income securities such as the Reorganized Fund's preferred securities typically declines when interest rates rise and securities with longer maturities are often more affected than securities with short maturities. The Reorganized Fund's preferred securities are perpetual securities and may decline in value materially if their auctions fail, although the decline is somewhat mitigated by the fact that the Reorganized Fund's preferred securities require variable dividend yields after failed auctions which are generally higher than the yields historically paid after successful auctions. Neither the auction agent for, nor any Broker Dealer who sells, the Reorganized Fund Preferred Shares are required to make a market in these shares; and, even if they begin to make such a market, they may discontinue doing so at anytime. Similarly, the Reorganized Fund is not required to redeem their preferred securities when auctions fail or if a secondary market sale is unavailable to a preferred shareholder. The Reorganized Fund Preferred Shares are not listed on any stock exchange. Accordingly, holders of the Reorganized Fund Preferred Shares, including the Reorganized Fund Preferred Shares issued in the Reorganizations, may not be able to sell their shares for their liquidation value plus accrued distribution or for any price, if the auctions for such preferred shares fail.

Ratings and Asset Coverage Risk

In order to obtain ratings for the Reorganized Fund Preferred Shares, the Reorganized Fund must satisfy certain asset coverage and diversification requirements. However, while the Reorganized Fund received a "Aaa" rating from Moody's for the Reorganized Fund Preferred Shares at the time of the merger, the receipt of any such ratings do not eliminate or mitigate the risks of investing in the Reorganized Fund Preferred Shares. A rating agency could downgrade its rating or withdraw its rating of the Reorganized Fund Preferred Shares, which may make the Reorganized Fund Preferred Shares less liquid at an auction or in a secondary market. Additionally, a rating agency may determine to change the methodology or criteria applicable to determining the rating of the Reorganized Fund Preferred Shares and such changes could likewise result in a rating agency downgrading its rating of the Reorganized Fund Preferred Shares. On July 12, 2012, following the implementation by Moody's of a new rating methodology, Moody's downgraded the Reorganized Fund's Preferred Shares from Aaa to A3.

In certain circumstances, the Reorganized Fund may not earn sufficient income from its investments to pay distributions on the Reorganized Fund Preferred Shares. The value of the Reorganized Fund's investment portfolio may decline, reducing the asset coverage for the Reorganized Fund Preferred Shares. Additionally, the Reorganized Fund may be forced to redeem the Reorganized Fund Preferred Shares to meet regulatory requirements, rating agency requirements or requirements in its governing documents, or the Reorganized Fund may voluntarily redeem the Reorganized Fund Preferred Shares in certain circumstances. See "General Risks of Investing in the Reorganized Fund – Fund Distributions." In 2008, the downturn in the stock and credit markets, as well as in the general global economy, resulted in a significant and dramatic decline in the value of the portfolio investments of the Old RMR Funds, particularly their REIT investments. On several occasions, the Old RMR Funds did not satisfy the minimum asset coverage ratios for their preferred shares that were mandated by the rating agencies that were then rating the Old RMR Funds' preferred shares, the Old RMR Funds' (and Old RIF's and the Reorganized Fund's) governing documents and the 1940 Act. As a result of not satisfying these mandatory asset coverage ratios, the Old RMR Funds were forced to suspend dividends to common shareholders for a period of time until they attained these mandatory asset coverage ratios, which they did through mandatory redemptions of a portion of the Old RMR Funds' preferred securities. Continuing market volatility could lead to the Reorganized Fund not having the required asset coverage ratios for its preferred shares or borrowings, periods in which the Reorganized Fund may have to suspend the declaration and payment of dividends to common shareholders, redemptions of the Reorganized Fund preferred shares and repayments of the Reorganized Fund borrowings.

Payment Restrictions

The Reorganized Fund's ability to declare and pay distributions on the Reorganized Fund Preferred Shares and the Reorganized Fund's common shares is restricted by the Reorganized Fund's governing documents and the 1940 Act unless, generally, the Reorganized Fund continues to satisfy asset coverage requirements and in the case of common shares, unless all accumulated dividends on preferred shares have been paid. See "General Risks of Investing in the Reorganized Fund – Fund Distributions". The restrictions on the Reorganized Fund's distributions might prevent the Reorganized Fund from maintaining its qualification as a regulated investment company for United States federal income tax purposes. Although the Reorganized Fund intends to redeem the Reorganized Fund Preferred Shares if necessary to meet asset coverage requirements, there can be no assurance that redemptions will allow the Reorganized Fund to maintain its qualification as a regulated investment company under the Internal Revenue Code.

RMR Real Estate Income Fund
June 30, 2012

Brokerage Policy

Subject to the supervision of the board of trustees, the Advisor is authorized to employ such securities brokers and dealers for the purchase and sale of Fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the Fund, the Advisor seeks the best execution available, which may or may not result in paying the lowest available brokerage commission or lowest spread. In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the best price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker and the scope and quality of research it provides.

The Advisor may select brokers that furnish it or its affiliates or personnel, directly or through third party or correspondent relationships, with research or brokerage services which provide, in its view, appropriate assistance to it in the investment decision making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any of the Advisor's clients. Such products and services may disproportionately benefit one client relative to another client based on the amount of brokerage commissions paid by such client and such other clients, including the Fund. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself. The Advisor may use any such research for the benefit of all or any of its or its affiliates' clients and not just those paying for it.

The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services it believes are useful in its decision making or trade execution processes.

The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

Privacy Notice

The Fund recognizes and respects the privacy of its prospective, current, inactive and former shareholders, including you, and takes precautions to maintain the privacy of your "nonpublic personal information." This notice is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why in certain cases the Fund shares that information with select parties.

What information the Fund collects and shares:

The Fund collects and shares "nonpublic personal information" about you and your financial transaction with the Fund. For example, such information may include, without limitation, your social security number, account balance, bank account information, purchase history and transaction history.

The Fund collects this information from the following sources:

The Fund collects your nonpublic personal information from different sources, including the following:

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  Information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents;

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  Information about your transactions with us, our affiliates or other third parties such as our service providers; and

  •
  Information we receive from consumer reporting agencies (including credit bureaus).

How the Fund shares your information:

The Fund does not sell your name or other information about you to anyone, nor does it share your information with affiliates and other third parties for marketing purposes. The Fund does not disclose nonpublic personal information about its shareholders except to its affiliates and certain service providers, such as the Fund's subadministrator, transfer agent, attorneys and other financial or non financial service providers, for the Fund's business purposes or as permitted by law. For example, the Fund may disclose your nonpublic personal information:

  •
  To government entities, in response to subpoenas, court orders, legal investigations and regulatory authorities, or to comply with laws or regulations.

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  When you direct the Fund to do so or consent to the disclosure (unless and until you revoke your direction or consent).

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  To approve or maintain your account.

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  To process transactions related to your investment in the Fund.

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  To administer the Fund and process its transactions.

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  To protect against actual or potential fraud, unauthorized transactions, claims or other liability.

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  To report to consumer reporting agencies and credit bureaus.

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  In connection with disputes or litigation between the Fund and you.

How the Fund protects your information:

The Fund conducts its business through trustees, officers and third parties that provide services pursuant to agreements with the Fund (for example, the service providers described above). The Fund has no employees. The Fund restricts access to your nonpublic personal information to those persons who need to know that information in order to provide services to you or the Fund. The Fund maintains physical, electronic and procedural safeguards that comply with federal and state standards to guard your nonpublic personal information. When disclosing your information to affiliates and other nonaffiliated third parties, the Fund will require these companies to protect the confidentiality and security of your nonpublic personal information and to use that information only for its intended purpose.

Customers of financial intermediaries:

Please note that if you hold shares of the Fund through a financial intermediary such as a broker dealer, bank or trust company and that intermediary, not you, is the record owner of your shares, then the privacy policy of your financial intermediary will govern how your non public personal information collected by that intermediary may be shared by that intermediary.

Questions?

If you have any questions concerning this privacy notice, please contact Investor Relations at 617-796-8253.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used to vote proxies relating to the Fund's portfolio securities is available: (1) without charge, upon request, by calling us at (866) 790-8165; and (2) as an exhibit to the Fund's annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the Fund voted proxies received by the Fund during the most recent 12 month period ended June 30 is available: (1) without charge, on request, by calling us at (866) 790-8165; or (2) by visiting the Commission's website at http://www.sec.gov and accessing the Fund's Form N-PX.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters

The Fund is committed to compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and has established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with our independent trustees or any other trustees, individually or as a group, may do so by filling out a report at the "Corporate Governance" section of our website (http://www.rmrfunds.com), by calling our toll free confidential message system at (866) 511-5038, or by writing to the party for whom the communication is intended, care of our director of internal audit, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458. Our director of internal audit will then deliver any communication to the appropriate party or parties.

Portfolio Holdings Reports

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which is available on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The Fund provides additional data on its website at http://www.rmrfunds.com.

Certifications

The Fund's principal executive officer and principal financial officer certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 and filed with the Fund's Form N-CSR is available on the Commission's website at http://www.sec.gov.

Submission of Proposals to a Vote of Shareholders

The annual meeting of shareholders of the Fund was held on April 10, 2012. The following is a summary of the proposals submitted to shareholders for vote at the meeting and votes cast.

Proposal	Votes for	Votes against	Votes abstained

Preferred Shares
Election of Adam D. Portnoy as trustee until the 2015 annual meeting	659	–	–
Common and Preferred Shares
Election of Jeffrey P. Somers as trustee until the 2015 annual meeting	5,567,245.93	426,719.277	25,313.490

In addition to the two trustees who were elected at the annual meeting, as noted above, the following other trustees continued in office after the Fund's annual meeting: Barry M. Portnoy, John L. Harrington and Arthur G. Koumantzelis.

Portfolio Management Changes Post Merger

MacarthurCook Investment Managers Limited served as a subadvisor to RAP until the closing of the Fund's merger with Old RMR Real Estate Income Fund on January 20, 2012.

In connection with the merger, on January 20, 2012, Fernando Diaz, Adam D. Portnoy and Barry M. Portnoy were appointed co-portfolio managers of the Fund.

FERNANDO DIAZ.    Mr. Diaz is a Vice President of both Old RIF (prior to the merger) and RAP and has served in that office since May 2007. Mr. Diaz was also a portfolio manager of Old RIF prior to the merger, and served in that role since May 2007. Mr. Diaz is also Vice President of RMR Advisors, Inc. (since 2007), and was Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group (from 2001 to 2006); and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC (from 2006 to 2007).

ADAM D. PORTNOY.    Mr. Portnoy is a Managing Trustee of both Old RIF (prior to the merger) and RAP and has served in that office since March 2009. Mr. Portnoy is the President of both Old RIF (prior to the merger) and RAP and has served in that office since May 2007. Mr. Portnoy was a portfolio manager of Old RIF prior to the merger and served in that role since May 2007. Mr. Portnoy is President, Chief Executive Officer and a Director of RMR Advisors, Inc. (since 2007; Vice President from 2003 to 2007); Mr. Portnoy is also President and Chief Executive Officer of Reit Management & Research LLC (since 2006; Vice President from 2003 to 2006); Managing Trustee (since 2006) and President (since 2011) of CommonWealth REIT (Executive Vice President from 2003 to 2006); Managing Trustee of Hospitality Properties Trust (since 2007); Managing Trustee of Senior Housing Properties Trust (since 2007); Managing Trustee of Government Properties Income Trust (since 2009; President from 2009 to 2011); and Managing Trustee of Select Income REIT (since 2011). Mr. Portnoy is the son of a Barry M. Portnoy, Managing Trustee and a portfolio manager of the Fund.

BARRY M. PORTNOY.    Mr. Portnoy is a Managing Trustee of both Old RIF (prior to the merger) and RAP and has served in that office since the respective inception dates of the applicable fund. Mr. Portnoy was also a portfolio manager of Old RIF prior to the merger and served in that role since its inception date. Mr. Portnoy is a Director, owner and Vice President of RMR Advisors, Inc. (since 2002); Mr. Portnoy is also the Founder and Chairman of Reit Management & Research LLC (since 1986; Chairman since 1998); Managing Trustee of CommonWealth REIT (since 1986); Managing Trustee of Hospitality Properties Trust (since 1995); Managing Trustee of Senior Housing Properties Trust (since 1999); Managing Director of Five Star Quality Care, Inc. (since 2001); Managing Director of TravelCenters of America LLC (since 2007); Managing Trustee of Government Properties Income Trust (since 2009) and Managing Trustee of Select Income REIT (since 2011).

The portfolio managers generally function as a team. Generally, Mr. Barry Portnoy provides strategic guidance to the team, while Messrs. Fernando Diaz and Adam Portnoy are in charge of substantially all of the day to day operations, research and trading functions. The length of time served in positions with Old RIF and RAP by Messrs. Diaz, Adam Portnoy and Barry Portnoy include time served in those positions with such funds' predecessor funds.

RMR Real Estate Income Fund

Dividend Reinvestment Plan

The board of trustees of the Fund has adopted a Dividend Reinvestment and Cash Purchase Plan, or the Plan, sometimes referred to as an opt-out plan. You will have all your cash distributions invested in common shares automatically unless you elect to receive cash. As part of the Plan, you will have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares, or the Cash Purchase Option. Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter, per Plan and must be for a minimum of $100 per quarter. Wells Fargo Bank N.A. is the plan agent and paying agent for the Plan. The plan agent will receive your distributions and additional cash payments under the Cash Purchase Option and either purchase common shares in the open market for your account or directly from the Fund. If you elect not to participate in the Plan, you will receive all cash distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by the paying agent.

The number of common shares of the Fund you will receive if you do not opt out of a Plan will be determined as follows:

(1)
If, on a distribution payment date for the Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the NAV per common share on that payment date, the plan agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares of the Fund in the open market, on the NYSE MKT or elsewhere, for your account prior to the next ex-dividend date (or 60 days after the distribution payment date, whichever is sooner). It is possible that the market price for the Fund's common shares may increase before the plan agent has completed its purchases. Therefore, the average purchase price per share paid by the plan agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid to you in common shares newly issued by the Fund. In the event it appears that the plan agent will not be able to complete the open market purchases prior to the next ex-dividend date, the Fund will determine whether to issue the remaining shares at the greater of (i) NAV per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

(2)
If, on the distribution payment date for the Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the NAV per common share on that payment date, the Fund will issue new shares for your account, at a price equal to the greater of (i) NAV per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

(3)
The plan agent maintains all shareholder accounts in the Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the plan agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under the Plan.

You may withdraw from the Plan at any time by giving written notice to the plan agent. If you withdraw or the Plan is terminated, the plan agent will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the plan agent will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.

The plan agent is not authorized to make any purchases of shares for your account if doing so will result in your owning shares in excess of 9.8% of the total shares outstanding in the Fund. Dividends or cash purchase option payments which may result in such prohibited transactions will be paid to you in cash.

The plan agent's administrative fees will be paid by the Fund. There will be no brokerage commission charged with respect to common shares issued directly by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of the Fund's shares pursuant to the Plan including the Cash Purchase Option.

The Fund may amend or terminate its Plan or the Cash Purchase Option if its board of trustees determines the change is appropriate. However, no additional charges will be imposed upon participants by amendment to the Plan except after prior notice to participants.

Participation in the Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under the Plan rather than paid in cash. Automatic reinvestment of distributions in the Fund's common shares will not relieve you of tax obligations arising from your receipt of that Fund's distributions even though you do not receive any cash.

All correspondence* about the Plan should be directed to Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at 1-866-877-6331 and by overnight mail to Wells Fargo Bank N.A., 161 North Concord Exchange, South St. Paul, MN 55075.

*
Shareholders who hold shares of the Fund in "street name", that is, through a broker, financial advisor or other intermediary, should not contact the Administrator with Plan correspondence, opt-out cash purchase option or other requests. If you own your shares in street name, you must instead contact your broker, financial advisor or intermediary.

WWW.RMRFUNDS.COM

Item 2.    Code of Ethics.

The information is only required for the annual report on Form N-CSR.

Item 3.    Audit Committee Financial Expert.

The information is only required for the annual report on Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

The information is only required for the annual report on Form N-CSR.

Item 5.    Audit Committee of Listed Registrants.

The information is only required for the annual report on Form N-CSR.

Item 6.    Investments.

The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information is only required for the annual report on Form N-CSR.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

The information is only required for the annual report on Form N-CSR.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2012, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K.

Item 11.    Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)
(2) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(b)
Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR REAL ESTATE INCOME FUND

By:

/s/ Adam D. Portnoy Adam D. Portnoy President Date: August 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Adam D. Portnoy Adam D. Portnoy President Date: August 20, 2012

By:

/s/ Mark L. Kleifges Mark L. Kleifges Treasurer Date: August 20, 2012

QuickLinks

  Item 1. Reports to Stockholders.
NOTICE CONCERNING LIMITED LIABILITY
NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP
RMR Real Estate Income Fund Portfolio of Investments – June 30, 2012 (unaudited)
RMR Real Estate Income Fund Financial Statements
RMR Real Estate Income Fund Financial Highlights
RMR Real Estate Income Fund Notes to Financial Statements June 30, 2012 (unaudited)
  Item 2. Code of Ethics.
  Item 3. Audit Committee Financial Expert.
  Item 4. Principal Accountant Fees and Services.
  Item 5. Audit Committee of Listed Registrants.
  Item 6. Investments.
  Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
  Item 8. Portfolio Managers of Closed-End Management Investment Companies.
  Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
  Item 10. Submission of Matters to a Vote of Security Holders.
  Item 11. Controls and Procedures.
  Item 12. Exhibits.
SIGNATURES